                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                  FORM N-CSR


             CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                             INVESTMENT COMPANIES


                 Investment Company Act File Number 811-06351


                              Green Century Funds


                               114 State Street
                                   Suite 200
                               Boston, MA 02109
                   (Address of principal executive offices)



                    Green Century Capital Management, Inc.
                               114 State Street
                                   Suite 200
                               Boston, MA 02109
                    (Name and address of agent for service)

Registrant's telephone number, including area code: (617) 482-0800

Date of fiscal year end: July 31

Date of reporting period: July 31, 2007

Item 1. Reports to Stockholders

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1)

                                         ANNUAL REPORT
                           Green Century Balanced Fund
                             Green Century Equity Fund
[LOGO] GREEN CENTURY FUNDS               July 31, 2007

An investment for your future.(R)  114 State Street, Boston, Massachusetts 02109

For information on the Green Century Funds(R), call 1-800-93-GREEN. For information on how to open an account and account services, call 1-800-221-5519 8:00 am to 6:00 pm Eastern Time, Monday through Friday. For share price and account information, call 1-800-221-5519, twenty-four hours a day.
--------------------------------------------------------------------------------
Dear Green Century Funds Shareholder:

In reflecting back over the past twelve months, Green Century Capital Management (Green Century) has positive news to share with you regarding our quest to improve corporate environmental behavior. We appreciate the opportunity to inform you of these achievements as we strive to protect the air we breathe, the water we drink, and the land we harvest so future generations can enjoy them too. This work is the foundation of Green Century; it is what motivates our employees and many of the Green Century Funds' (Funds) investors. We have many accomplishments to be proud of in our 16-year history, though many pressing environmental threats remain.

At this time last year, we proposed changes to the structure of the Green Century Equity Fund (Equity Fund) so it could continue its strategy of investing in the companies that make up the world's oldest environmentally and socially responsible index, the Domini 400 Social/SM/ Index (the Index). We are pleased that the Equity Fund's shareholders approved the changes as proposed. Notably, these changes enhanced Green Century's ability to influence corporate environmental behavior as the Equity Fund now directly holds and thus will have standing to file shareholder resolutions at most of the 400 companies held by the Equity Fund. As you know, many of these companies have already taken significant steps toward corporate environmental responsibility, as evidenced by their inclusion in the Index and the Equity Fund; however, Green Century seeks opportunities to advocate for further improvements. In addition, Green Century makes its and the Funds' shareholders voice heard on important corporate management issues by carefully considering the issues and voting proxies according to Green Century's and the Funds' proxy voting policies for the over 500 companies in our collective holdings.

This past year, Green Century's accomplishments included:

  . OfficeMax Incorporated/1/ agreed to publish an annual sustainability report, in response to a shareholder resolution filed by Green Century. The report will describe its corporate performance on a range of environmental and social issues. Following the dictum of "what is measured is managed," sustainability reports provide a basis for benchmarking a company's environmental performance and tracking improvements from year to year.
  . Over 26% of the votes cast at ConocoPhillips'/1/ 2007 annual shareholders meeting supported Green Century's request that the company reconsider its effort to explore for oil around Teshekpuk Lake in Alaska. Teshekpuk Lake provides critical habitat for migratory geese, caribou, and numerous other animals. In an industry that has historically refused to place any natural areas off-limits, this strong vote of support from shareholders represents a significant challenge to business as usual.
  . American Electric Power Company, Inc./1/, FirstEnergy Corp./1/, and Xcel Energy Inc./1/ each agreed to board oversight of political contributions and annual disclosure of all contributions made with corporate funds, including payments to trade associations. These reports will make companies accountable for the political positions they take on global warming and other issues, whether those positions are voiced directly by the companies, or indirectly through the trade associations to which they belong.

Awareness of the threats posed by climate change is spreading. It has gone from the movie screens to the concert halls with the help of musicians around the world. If you were among the estimated 2 billion viewers of Live Earth on July 7, 2007, you will know that Al Gore is back as the public face of global warming, this time as a rock star rather than a movie star. The Alliance for Climate Protection, chaired by the former Vice President of the United States, partnered with Live Earth to raise awareness of this critical environmental issue.

Environmental issues in general have gained significant coverage in "green" magazine issues recently. The genres of publications covering these issues span a wide range. Mainstream financial magazines Financial Planning and Worth recently included environmentally and socially responsible investing guides, both of which featured the Green Century Funds. Vanity Fair published a green issue in May featuring Hollywood stars, such as Leonardo DiCaprio, who are strong advocates for protecting natural resources. Online search engine and content giant Yahoo! has also produced a website dedicated to exploring solutions to climate change called Yahoo! Green.

The growing attention given to climate change by the mainstream media is a positive development, but Green Century believes it needs to translate into tangible action if we are to see progress on the issue. Green Century's long history of working on environmental issues and close partnership with our environmental advocacy organization founders have taught us the value and necessity of taking action. As the U.S. Public Interest Research Group reported this summer, Congress is poised to consider global warming. Two bills before Congress this fall, The Safe Climate Act in the House and the Global Warming Pollution Reduction Act in the Senate, would reduce pollution to levels that scientists say are needed to prevent the worst effects of global warming.

Green Century is proud to be a leader in environmentally focused investing. We value the commitment of the Funds' investors and could not advocate for these strong environmental improvements without your support. We thank you for your partnership in these efforts and look forward to even more significant progress in the future.

Respectfully,

Green Century Capital Management

 The Green Century Funds' proxy voting guidelines and a record of the Funds' proxy votes for the year ended June 30, 2007 are available without charge, upon request, (i) at www.greencentury.com, (ii) by calling 1-800-93-GREEN,
 (iii) sending an e-mail to info@greencentury.com, and (iv) on the Securities and Exchange Commission's website at www.sec.gov.

 The Green Century Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of the year on Form N-Q. The Green Century Funds' Forms N-Q are available on the EDGAR database on the SEC's website at www.sec.gov. These Forms may also be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q may also be obtained by calling 1-800-93-GREEN, or by e-mailing a request to info@greencentury.com.

 MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE GREEN CENTURY BALANCED FUND


Investment Objective--The Green Century Balanced Fund seeks capital growth and income from a diversified portfolio of stocks and bonds that meet Green Century's standards for corporate environmental responsibility.

Portfolio Orientation--As of the fiscal year ended July 31, 2007, the Green Century Balanced Fund (Balanced Fund) was diversified in a number of ways. Equity holdings represented 65.0% of the Balanced Fund's net asset value and bonds constituted 35.0% of net asset value. The portfolio manager views equities as the primary source of potential long-term growth, while emphasizing the importance of diversification in seeking to lower volatility. The Balanced Fund's equity holdings were diversified across mega-cap (43%), large-cap (26%), mid-cap (20%) and small-cap (11%) companies. There were 55 equity holdings at fiscal year-end, none of which represented more than 3% of total assets. Generally, larger, potentially less-volatile companies constituted larger positions than smaller companies.

The stocks held by the Balanced Fund were also diversified by industry, including (as a percent of net assets) Technology Hardware and Equipment (7.8%), Diversified Financial Services (7.5%), Capital Goods (7.0%) and 16 other industry sectors. In line with its environmental mandate, the Balanced Fund had exposure to what we consider environmental leaders in a number of industries, as well as Renewable Energy/Energy Efficiency (2.5%), and companies promoting "Healthy Living" and organic foods (0.4%). Green Century's environmental screens keep the Balanced Fund out of traditional energy and utility companies, with broad exposure to information technology, health care, financial, consumer and industrial companies.

Higher quality bonds with intermediate maturities have the

 GREEN CENTURY BALANCED FUND
 INVESTMENTS BY INDUSTRY
 As a percentage of net assets, as of July 31, 2007

                                     [CHART]

Diversified Financials                         12.3%
Technology Hardware & Equipment                11.8%
U.S. Government Agencies                       11.1%
Healthcare Equipment & Services                 7.7%
Capital Goods                                   7.0%
Pharmaceuticals & Biotechnology                 6.0%
Telecommunications Services                     5.9%
Software & Services                             5.8%
Insurance                                       5.5%
Food & Beverage                                 5.0%
Materials                                       4.7%
Transportation                                  3.4%
Automobiles & Components                        2.5%
Renewable Energy & Energy Efficiency            2.5%
Healthy Living                                  2.3%
Media                                           1.9%
Banks                                           1.4%
Consumer Durables & Apparel                     0.9%
Commercial Services & Supplies                  0.9%
Retailing                                       0.7%
Consumer Services                               0.7%
potential to lower volatility and provide a stable source of income. At fiscal year-end, the Balanced Fund had 30 bond holdings, diversified across corporate and government agency issuers. In an effort to dampen volatility, the weighted average maturity (4.1 years) and duration (3.5 years) remained in the intermediate range. The average credit quality of the bond portfolio was investment grade, with an average Moody's rating of A3 and an average S&P rating of A-. The weighted average yield of the Balanced Fund's bond holdings was 5.4%.

Economic Environment--As the portfolio manager had anticipated, the economy has slowed to a more sustainable pace, with Federal Reserve Chief Ben Bernanke expecting the economy to grow at an annual rate of 2.25%-2.50% in the fourth quarter of 2007 with inflation declining to 2% or less in 2008. These economic conditions are generally a positive environment for investments in the stock market, with an economy that is neither too hot (inflationary) nor too cold (recessionary). Problems persist however: the subprime mortgage stress continues with loan defaults skyrocketing and the housing market in a slump that may get worse before it gets better. Falling home prices are slowing consumer spending, which in turn is cooling the economy.

Countering the housing slump is explosive growth in developing countries such as China and India and the resulting demand for a wide range of U.S. exports. The U.S. economy is now so diversified and globalized that weakness in a sector as large as housing has a reduced impact on the overall economy. The Balanced Fund's portfolio manager expects the result of this tug-of-war between soft housing and strong exports to be a moderately expanding economy that should successfully avoid both inflation and recession.

Investment Strategy and Performance--Green Century believes that environmental responsibility may enhance corporate profitability, which in turn may produce competitive returns. Environmentally sound companies may enjoy higher profitability through lower costs and participation in growth sectors of the market. In addition, this investment strategy seeks to avoid companies at risk due to exposure to environmental liability.

A number of equity holdings which the portfolio manager believed had attractive environmental and financial characteristics were purchased during the fiscal year. One example is MEMC Electric Materials, Inc./1/ (MEMC). In addition to being the leading U.S. producer of silicon wafers, MEMC is a producer of polysilicon for the solar energy industry. Currently, solar sales account for about 15% of revenue, but the company is focused on rapid expansion of its solar business. Some analysts project that it could account for over 50% of revenues by 2008.

Another new holding acquired during the last fiscal year was Baxter International Inc./1/, a large-cap health care company that focuses on treatments for complex medical conditions. Baxter sits at the top of its sector from an environmental leadership perspective. As one of the first companies to align sustainability reporting with the Global Reporting Initiative (GRI) guidelines in 1999, Baxter has been recognized as one of the Top 50 Global Reporters by SustainAbility and the United Nations Environment Programme. Further, the company is a member of the Business Environment Leadership Council on global climate change and helped to pioneer the formation of the Chicago Climate Exchange.

BT Group, plc,/1/ (BT) was also added to the portfolio during the fiscal year. BT has been included in the Dow Jones Sustainability Index for the last six years. The company has reduced CO2 emissions by 60% between 1996 and 2006 and recycled 42% of its waste last year. Almost all BT's UK electricity needs are sourced from wind, solar, wave, or hydroelectric, which made BT the UK's largest purchaser of green energy at the time it renewed its energy supply contract in 2007. BT is ISO 14001:2004 certified and has an environmental management system (EMS) for its UK and Spain operations. BT is a leader in sustainability reporting and adheres to the GRI guidelines. BT is also committed to the UN Global Compact.

The Balanced Fund achieved a positive return of 10.40% for the fiscal year ended July 31, 2007 compared to 12.90% for the Lipper Balanced Fund Index/2/. Additional returns for the various periods are:*

-----------------------------------------------------------------------------------
                               AVERAGE ANNUAL RETURN
-----------------------------------------------------------------------------------
Green Century Balanced Fund               One Year Three Years Five Years Ten Years
-----------------------------------------------------------------------------------
June 30, 2007 Green Century Balanced Fund  12.67%     6.26%      10.01%     7.47%
              Lipper Balanced Fund Index   15.39%     9.78%       9.05%     6.89%
-----------------------------------------------------------------------------------
July 31, 2007 Green Century Balanced Fund  10.40%     8.59%      12.42%     6.97%
              Lipper Balanced Fund Index   12.90%     9.84%       9.83%     6.11%
-----------------------------------------------------------------------------------

  As of the prospectus dated November 28, 2006, the total annual fund operating expense ratio of the Balanced Fund is 1.38%.

  * The performance data quoted represents past performance and is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain Fund prices and performance information as of the most recent month-end, call 1-800-93-GREEN. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder might pay on Fund distributions or the redemption of Fund shares.

During the fiscal year, the Balanced Fund held a number of equity positions that enhanced returns, as well as some that detracted from performance. Strong performers included Cisco Systems, Inc./1/, Novo Nordisk A/S/1/, and Hewlett-Packard Company/1/. Laggards detracting from overall performance included Ambac Financial Group, Inc./1/, Amgen Inc./1/, and Johnson & Johnson/1/.

The fixed income component of the Balanced Fund continued to be managed with the goal of seeking to reduce risk and generating income for the Fund. A negative influence on fixed income returns was the Balanced Fund's position in Sallie Mae/1/ (SLM Corporation), which represented 3.3% of portfolio value at the end of the fiscal year. The drop in the price of Sallie Mae bonds resulted from announced plans by private-equity firm J.C. Flowers & Co. and other investors to take the firm private.

The Balanced Fund's portfolio manager does not anticipate any significant changes in investment strategy for the Balanced Fund, believing that the economy may be favorable to the Balanced Fund's core holdings in what the portfolio manager considers high-quality, environmentally responsible companies with strong growth prospects and reasonable valuations.

The Balanced Fund consistently includes stocks and bonds of environmentally responsible corporations of various sizes, including small, medium, and large companies. The value of the stocks held in the Balanced Fund will fluctuate in response to factors that may affect the single issuer, industry, or sector of the economy or may affect the market as a whole. Bonds are subject to a variety of risks including interest rate, credit, and inflation risk.

                         GROWTH OF A $10,000 INVESTMENT*

                                    [CHART]

                         YEARLY PERIODS ENDING JULY 31

                 Green Century        S&P 500/(R)/      Lipper Balanced
                 Balanced Fund           Index            Fund Index
                 -------------        ------------      ---------------
7/31/1997          $10,000             $10,000             $10,000
7/31/1998           10,207              11,928              11,072
7/31/1999           10,710              14,337              12,261
7/31/2000           20,729              15,625              13,013
7/31/2001           16,751              13,386              12,902
7/31/2002           10,921              10,223              11,327
7/31/2003           14,944              11,311              12,384
7/31/2004           15,316              12,800              13,655
7/31/2005           17,982              14,599              15,239
7/31/2006           17,763              15,384              16,030
7/31/2007           19,610              17,865              18,098

Past performance is not predictive of future performance

The S&P 500(R) Index is an unmanaged index of 500 stocks. Similar to the Balanced Fund, the S&P 500(R) Index's performance reflects reinvestment of dividends and distributions. Unlike the Fund, however, the S&P 500(R) Index's performance does not include management and other operating expenses.

The Lipper Balanced Fund Index includes the 30 largest funds whose primary objective is to conserve principal by maintaining at all times a balanced portfolio of both stocks and bonds. Typically the stock/bond ratio ranges around 60%/40%.

 MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE GREEN CENTURY EQUITY FUND


Investment Objective--The Green Century Equity Fund seeks long-term total return which matches the performance of an index comprised of the stocks of approximately 400 companies selected based on environmental and social criteria.

Portfolio Orientation--The Equity Fund seeks to achieve its investment objective by investing substantially all its investable assets in the stocks which make up the Domini 400 Social/SM/ Index (Domini Index), comprised primarily of large-cap U.S. companies. Like other index funds, the Equity Fund is not actively managed in the traditional investment sense, but rather seeks to be nearly fully invested at all times in a broad and diverse portfolio of stocks which meet certain environmental and social criteria. The Equity Fund, like many other mutual funds invested primarily in stocks, carries the risk of investing in the stock market. The large companies in which the Equity Fund is invested may perform worse than the stock market as a whole.
In evaluating stocks for inclusion in the Domini Index, a company's environmental performance, employee relations, corporate citizenship, product quality, and attitudes with regard to consumer issues are considered. Companies are excluded which, based on data available, derive more than 2% of their gross revenues from the sale of military weapons; derive any revenues from the manufacture of tobacco products or alcoholic beverages; derive any revenues from gambling enterprises; own directly or operate nuclear power plants or participate in businesses related to the nuclear fuel cycle.

 GREEN CENTURY EQUITY FUND
 INVESTMENTS BY INDUSTRY
 As a percentage of net assets, as of July 31, 2007
                                     [CHART]

Technology Hardware & Equipment                10.4%
Banks                                           9.0%
Diversified Financials                          8.3%
Pharmaceuticals & Biotechnology                 7.7%
Telecommunications Services                     6.7%
Software & Services                             6.6%
Healthcare Equipment & Services                 5.2%
Retailing                                       4.8%
Food & Beverage                                 4.6%
Household & Personal Products                   4.6%
Semiconductors                                  4.3%
Capital Goods                                   3.9%
Energy                                          3.5%
Insurance                                       3.2%
Media                                           3.1%
Food & Staples Retailing                        2.9%
Transportation                                  2.7%
Materials                                       1.9%
Consumer Durables & Apparel                     1.8%
Consumer Services                               1.4%
Utilities                                       1.0%
Commercial Services & Supplies                  0.7%
Cash Equivalents & Other Assets                 0.5%
Real Estate                                     0.4%
Renewable Energy & Energy Efficiency            0.4%
Automobiles & Components                        0.3%
Healthy Living                                  0.1%


Investment Strategy and Performance--Green Century believes that enterprises which exhibit a social awareness may be better prepared to meet future societal needs for goods and services and may be less likely to incur certain legal liabilities that may be assessed when a product or service is determined to be harmful. Green Century also believes that such investments may, over the long term, provide investors with a return that is competitive with enterprises that do not exhibit such social and environmental awareness.

The Equity Fund's total return for its fiscal year ended July 31, 2007 was 14.76%, while the Standard & Poor's 500(R) Index (S&P 500(R) Index)/3/ returned 16.13%. Additional returns for various time periods are:*

---------------------------------------------------------------------------------
                              AVERAGE ANNUAL RETURN
---------------------------------------------------------------------------------
Green Century Equity Fund               One Year Three Years Five Years Ten Years
---------------------------------------------------------------------------------
June 30, 2007 Green Century Equity Fund  18.25%     7.75%       8.09%     5.57%
              S&P 500(R) Index           20.59%    11.69%      10.70%     7.13%
---------------------------------------------------------------------------------
July 31, 2007 Green Century Equity Fund  14.76%     8.17%       9.17%     4.38%
              S&P 500(R) Index           16.13%    11.75%      11.81%     5.97%
---------------------------------------------------------------------------------

  As of the prospectus dated November 28, 2006, the total annual fund operating expense ratio of the Equity Fund is 0.95%.

  * The performance data quoted represents past performance and is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain Fund prices and performance information as of the most recent month-end, call 1-800-93-GREEN. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder might pay on Fund distributions or the redemption of Fund shares.

The performance of the Equity Fund was helped, relative to the S&P 500(R) Index, in part by an overweight to the Information Technology and Telecommunication Services sectors, and specifically to a few stocks that performed better than others within their sectors. Within the Information Technology sector, Cisco Systems, Inc./1/ and Apple Inc./1/ gained 61.69% and 93.88%, respectively. Within the telecommunications sector, AT&T Inc./1/ and Verizon Communications Inc./1/ helped performance.

The performance of the Equity Fund was hurt, relative to the S&P 500(R) Index, in part by an underweighting of the Energy and

                         GROWTH OF A $10,000 INVESTMENT*

                                    [CHART]

                         YEARLY PERIODS ENDING JULY 31

             Green Century Equity Fund           S&P 500/(R)/ Index
             -------------------------           ------------------
7/31/1997             $10,000                         $10,000
7/31/1998              12,132                          11,928
7/31/1999              14,748                          14,337
7/31/2000              15,871                          15,625
7/31/2001              12,961                          13,386
7/31/2002               9,893                          10,223
7/31/2003              10,958                          11,311
7/31/2004              12,121                          12,800
7/31/2005              13,345                          14,599
7/31/2006              13,367                          15,384
7/31/2007              15,339                          17,865

Past performance is not predictive of future performance

The S&P 500(R) Index is an unmanaged index of 500 stocks. Similar to the Equity Fund, the S&P 500(R) Index's performance reflects reinvestment of dividends and distributions. Unlike the Fund, however, the S&P 500(R) Index's performance does not include management and other operating expenses.

Industrials sectors. Energy has continued its trend of strong performance in the S&P 500(R) Index over the past twelve months. Excluded energy stocks Exxon Mobil Corporation/1/, Chevron Corporation/1/, and ConocoPhillips/1/ had returns between 20% and 34%. Excluded stocks General Electric Company/1/ and the Boeing Company/1/ in the Industrials sector were also contributors to the Equity Fund's underperformance relative to the S&P 500(R) Index.

/1/ As of July 31, 2007, neither of the Green Century Funds was invested in OfficeMax Inc., ConocoPhillips, American Electric Power Company, Inc., FirstEnergy Corp., Xcel Energy Inc., Exxon Mobil Corporation, Novo Nordisk A/S, Chevron Corporation, General Electric Company, or The Boeing Company. As of July 31, 2007, MEMC Electric Materials, Inc. comprised 0.53% of the Green Century Balanced Fund and 0.00% of the Green Century Equity Fund; Baxter International Inc. comprised 1.28% of the Green Century Balanced Fund and 0.52% of the Green Century Equity Fund; BT Group, plc comprised 1.29% of the Green Century Balanced Fund and 0.00% of the Green Century Equity Fund; Cisco Systems, Inc. comprised 1.57% of the Green Century Balanced Fund and 2.70% of the Green Century Equity Fund; Hewlett-Packard Company comprised 2.55% of the Green Century Balanced Fund and 1.85% of the Green Century Equity Fund; Ambac Financial Group, Inc. comprised 1.30% of the Green Century Balanced Fund and 0.11% of the Green Century Equity Fund; Amgen Inc. comprised 0.00% of the Green Century Balanced Fund and 0.95% of the Green Century Equity Fund; Johnson & Johnson comprised 2.52% of the Green Century Balanced Fund and 2.69% of the Green Century Equity Fund; Sallie Mae comprised 3.35% of the Green Century Balanced Fund and 0.31% of the Green Century Equity Fund; Apple Inc. comprised 0.73% of the Green Century Balanced Fund and 1.75% of the Green Century Equity Fund; AT&T Inc. comprised 3.22% of the Green Century Balanced Fund and 3.72% of the Green Century Equity Fund; and Verizon Communications Inc. comprised 0.00% of the Green Century Balanced Fund and 1.91% of the Green Century Equity Fund. Portfolio composition will change due to ongoing management of the Funds. References to specific securities should not be construed as recommendations by the Funds, their administrator or distributor.
/2/ Lipper Analytical Services, Inc. (Lipper) is a respected mutual fund reporting service. The Lipper Balanced Fund Index includes the 30 largest funds whose primary objective is to conserve principal by maintaining at all times a balanced portfolio of both stocks and bonds. Typically the stock/bond ratio ranges around 60%/40%.
/3/ The S&P 500(R) Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 500(R) Index is heavily weighted toward stocks with large market capitalization and represents approximately two-thirds of the total market value of all domestic stocks. It is not possible to invest directly in the S&P 500(R) Index.
This material must be preceded or accompanied by a current prospectus.
Distributor: UMB Distribution Services, LLC 9/07

 GREEN CENTURY FUNDS EXPENSE EXAMPLE
 For the six months ended July 31, 2007


As a shareholder of the Green Century Funds (the "Funds"), you incur two types of costs: (1) transaction costs, including redemption fees on certain redemptions; and (2) ongoing costs, including management fees; distribution (12b-1) fees (for the Green Century Balanced Fund only); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from February 1, 2007 to July 31, 2007 (the "period").

Actual Expenses. The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 equals 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes. The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the actual return of either of the Funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees on shares held for 60 days or less. Therefore, the second line of the table is useful in comparing the ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs could have been higher.

Expenses Paid During the Period

                                  BALANCED FUND                           EQUITY FUND
                      -------------------------------------- --------------------------------------
                       BEGINNING   ENDING       EXPENSES      BEGINNING   ENDING       EXPENSES
                        ACCOUNT   ACCOUNT     PAID DURING      ACCOUNT   ACCOUNT     PAID DURING
                         VALUE     VALUE    THE PERIOD ENDED    VALUE     VALUE    THE PERIOD ENDED
                      FEBRUARY 1, JULY 31,      JULY 31,     FEBRUARY 1, JULY 31,      JULY 31,
                         2007       2007        2007/1/         2007       2007        2007/1/
Actual Example.......  $1,000.00  $  999.20      $6.84        $1,000.00  $  998.50      $4.71
Hypothetical Example,
 assuming a 5% return
 before expenses.....   1,000.00   1,017.95       6.91         1,000.00   1,020.29       4.76

/1/ Expenses are equal to the Funds' annualized expense ratios (1.38% for the Balanced Fund and 0.95% for the Equity Fund), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

 GREEN CENTURY BALANCED FUND
 PORTFOLIO OF INVESTMENTS
 July 31, 2007

             COMMON STOCKS -- 65.0%
                                                 SHARES    VALUE
             Technology Hardware & Equipment -- 7.8%
             Apple Inc. (b).....................  2,885 $   380,128
             Cisco Systems, Inc. (b)............ 28,090     812,082
             Hewlett-Packard Company............ 28,700   1,321,060
             IBM Corporation.................... 11,400   1,261,410
             Netgear, Inc. (b)..................  7,500     207,450
                                                        -----------
                                                          3,982,130
                                                        -----------
             Diversified Financials -- 7.5%
             American Express Company...........  9,380     549,105
             Bank of America Corporation........ 19,970     946,977
             CIT Group, Inc..................... 18,015     741,858
             Citigroup, Inc.....................  4,830     224,933
             Goldman Sachs Group, Inc. (The)....  2,500     470,850
             J.P. Morgan Chase & Company........ 21,820     960,298
                                                        -----------
                                                          3,894,021
                                                        -----------
             Capital Goods -- 7.0%
             3M Company......................... 10,945     973,229
             Emerson Electric Company........... 28,910   1,360,793
             Illinois Tool Works................ 17,590     968,330
             W.W. Grainger, Inc.................  3,850     336,336
                                                        -----------
                                                          3,638,688
                                                        -----------
             Pharmaceuticals & Biotechnology -- 6.0%
             Barr Pharmaceuticals, Inc. (b)..... 10,300     527,566
             Genzyme Corporation (b)............ 14,600     920,822
             Johnson & Johnson.................. 21,590   1,306,195
             Teva Pharmaceutical Industries Ltd.
              American Depository Receipt (c)...  8,785     369,146
                                                        -----------
                                                          3,123,729
                                                        -----------
             Insurance -- 5.5%
             Ambac Financial Group, Inc......... 10,010     672,172
             American International Group.......  9,000     577,620
             Chubb Corporation.................. 18,670     941,154
             Horace Mann Educators
              Corporation.......................  8,900     158,687
             Philadelphia Consolidated Holding
              Corporation (b)...................  9,025     326,164
             WR Berkley Corporation.............  5,000     147,100
                                                        -----------
                                                          2,822,897
                                                        -----------

                                                 SHARES    VALUE
            Software & Services -- 4.8%
            Google, Inc., Class A (b)...........  1,580 $   805,800
            Microsoft Corporation............... 31,650     917,534
            Oracle Corporation (b).............. 24,760     473,411
            Satyam Computer Services Ltd.
             American Depository Receipt (c).... 10,600     282,596
                                                        -----------
                                                          2,479,341
                                                        -----------
            Materials -- 4.7%
            Air Products & Chemicals, Inc....... 14,000   1,209,180
            Ecolab, Inc.........................  6,600     277,926
            Sealed Air Corporation.............. 35,120     957,020
                                                        -----------
                                                          2,444,126
                                                        -----------
            Healthcare Equipment & Services -- 4.5%
            Baxter International, Inc........... 12,600     662,760
            Dentsply International, Inc......... 11,400     415,986
            Phase Forward, Inc. (b)............. 17,500     300,825
            UnitedHealth Group, Inc............. 19,310     935,183
                                                        -----------
                                                          2,314,754
                                                        -----------
            Telecommunication Services -- 3.0%
            AT&T, Inc........................... 15,200     595,232
            BT Group PLC American Depository
             Receipt (c)........................ 10,500     667,590
            Telefonica S.A. American Depository
             Receipt (c)........................  3,750     263,363
                                                        -----------
                                                          1,526,185
                                                        -----------
            Renewable Energy & Energy Efficiency -- 2.5%
            Itron, Inc. (b).....................  2,670     212,078
            Johnson Controls, Inc...............  4,750     537,463
            MEMC Electronic Materials, Inc. (b).  4,450     272,874
            SunPower Corporation, Class A (b)...  3,700     260,961
                                                        -----------
                                                          1,283,376
                                                        -----------
            Food & Beverage -- 2.5%
            General Mills, Inc..................  8,500     472,770
            JM Smucker Company.................. 14,480     808,129
                                                        -----------
                                                          1,280,899
                                                        -----------
            Transportation -- 2.5%
            FedEx Corporation...................  5,920     655,581
            United Parcel Service, Inc., Class B  8,100     613,332
                                                        -----------
                                                          1,268,913
                                                        -----------

 GREEN CENTURY BALANCED FUND
 PORTFOLIO OF INVESTMENTS                                              continued
 July 31, 2007

                                               SHARES       VALUE
            Media -- 1.9%
            McGraw-Hill Companies, Inc.......     16,310 $   986,755
                                                         -----------
            Automobiles & Components -- 1.6%
            Toyota Motor Corporation
             American Depository
             Receipt (c).....................      6,960     839,585
                                                         -----------
            Commercial Services & Supplies -- 0.9%
            Interface, Inc., Class A.........     26,400     486,552
                                                         -----------
            Retailing -- 0.7%
            Men's Wearhouse, Inc.............      7,500     370,500
                                                         -----------
            Consumer Services -- 0.7%
            Bright Horizons Family Solutions,
             Inc. (b)........................      9,520     369,376
                                                         -----------
            Banks -- 0.5%
            Barclays PLC American
             Depository Receipt (c)..........      5,000     279,950
                                                         -----------
            Healthy Living -- 0.4%
            United Natural Foods, Inc. (b)...      5,775     157,253
            Whole Foods Market, Inc..........      1,470      54,449
                                                         -----------
                                                             211,702
                                                         -----------
            Total Common Stocks
             (Cost $29,642,522)..............             33,603,479
                                                         -----------
                                              PRINCIPAL
                                               AMOUNT
            CORPORATE BONDS & NOTES -- 23.9%
            Diversified Financials -- 4.7%
            Fleet National Bank
             5.75%, due 1/15/09.............. $  500,000     502,499
            Goldman Sachs Group, Inc.
             6.60%, due 1/15/12..............    500,000     517,503
            J.P. Morgan Chase & Company
             4.60%, due 1/17/11..............    500,000     489,432
            J.P. Morgan Chase & Company
             4.50%, due 1/15/12..............    500,000     482,020
            Lehman Brothers Holdings Inc.
             5.75%, due 5/17/13..............    400,000     399,854
                                                         -----------
                                                           2,391,308
                                                         -----------

                                            PRINCIPAL
                                             AMOUNT       VALUE
               Technology Hardware & Equipment -- 3.9%
               IBM Corporation
                6.45%, due 8/1/07.......... $  500,000 $   500,000
               Lexmark International, Inc.
                6.75%, due 5/15/08.........    500,000     505,933
               Xerox Corporation
                7.625%, due 6/15/13........  1,000,000   1,030,366
                                                       -----------
                                                         2,036,299
                                                       -----------
               Healthcare Equipment & Services -- 3.2%
               Aetna, Inc.
                5.75%, due 6/15/11.........    595,000     602,295
               HCA, Inc.
                6.30%, due 10/1/12.........  1,000,000     832,499
               UnitedHealth Group, Inc.
                4.875%, due 4/1/13.........    250,000     239,595
                                                       -----------
                                                         1,674,389
                                                       -----------
               Telecommunication Services -- 3.0%
               AT&T Corporation
                7.30%, due 11/15/11 (e)....  1,000,000   1,068,649
               BellSouth Corporation
                4.75%, due 11/15/12........    500,000     479,056
                                                       -----------
                                                         1,547,705
                                                       -----------
               Food & Beverage -- 2.5%
               Dean Foods Company
                8.15%, due 8/1/07..........  1,300,000   1,300,000
                                                       -----------
               Healthy Living -- 1.9%
               NBTY, Inc.
                7.125%, due 10/1/15........  1,000,000     975,000
                                                       -----------
               Software & Services -- 1.0%
               Oracle Corporation
                5.00%, due 1/15/11.........    500,000     493,750
                                                       -----------
               Banks -- 1.0%
               M&I Marshall & Ilsley Bank
                3.95%, due 8/14/09.........    500,000     489,631
                                                       -----------
               Transportation -- 0.9%
               Ryder System, Inc.
                4.625%, due 4/1/10.........    500,000     488,704
                                                       -----------

 GREEN CENTURY BALANCED FUND
 PORTFOLIO OF INVESTMENTS                                              concluded
 July 31, 2007

                                             PRINCIPAL
                                              AMOUNT       VALUE
             Consumer Durables & Apparel -- 0.9%
             Newell Rubbermaid, Inc.
              4.00%, due 5/1/10............. $  500,000 $   484,805
                                                        -----------
             Automobiles & Components -- 0.9%
             Toyota Motor Credit Corporation
              4.125%, due 7/25/17 (c)(e)....    500,000     483,796
                                                        -----------
             Total Corporate Bonds & Notes
              (Cost $12,648,467)............             12,365,387
                                                        -----------
             U.S. GOVERNMENT AGENCIES -- 11.1%
             Fannie Mae
              4.15%, due 9/18/09............    200,000     196,772
             Fannie Mae
              5.50%, due 3/1/12.............    348,023     348,591
             Federal Farm Credit Bank
              4.50%, due 10/25/11...........    500,000     489,103
             Federal Home Loan Bank
              4.60%, due 4/11/08............    500,000     497,945
             Federal Home Loan Bank
              5.14%, due 1/13/09............    500,000     499,588
             Federal Home Loan Bank
              5.40%, due 5/27/10............    250,000     249,568
             Federal Home Loan Bank
              4.00%, due 11/26/13 (e).......    800,000     784,321
             Federal Home Loan Bank
              4.265%, due 7/8/15............    500,000     465,609
             Freddie Mac
              5.00%, due 11/1/10............    500,000     498,941
             SLM Corporation
              4.00%, due 7/25/14 (d)........  2,235,000   1,734,918
                                                        -----------
             Total U.S. Government Agencies
              (Cost $6,276,733).............              5,765,356
                                                        -----------

SHORT TERM OBLIGATION -- 2.3%
                                  PRINCIPAL
                                   AMOUNT      VALUE
Repurchase Agreement --
  Investors Bank & Trust
 Repurchase Agreement,
 3.35%, dated 07/31/07, due
 08/01/07, proceeds $1,206,409
 (collateralized by U.S. Treasury
 Bonds, 4.75%, due 02/15/2010,
 value $1,231,295)
 (Cost $1,206,297)...............           $ 1,206,297
                                            -----------
TOTAL INVESTMENTS -- 102.3%
  (Cost $49,774,019).....................    52,940,519
Liabilities Less Other Assets -- (2.3)%....  (1,186,963)
                                            -----------
NET ASSETS -- 100.0%....................... $51,753,556
                                            ===========

--------
(a)The cost of investments for federal income tax purposes is $49,814,931 resulting in gross unrealized appreciation and depreciation of $4,644,772 and $1,519,184 respectively, or net unrealized appreciation of $3,125,588.
(b)Non-income producing security.
(c)Securities whose values are determined or significantly influenced by trading in markets other than the United States or Canada.
(d)Floating rate bond. Rate shown is currently in effect at July 31, 2007.
(e)Step rate bond. Rate shown is currently in effect at July 31, 2007.

                       See Notes to Financial Statements

 GREEN CENTURY BALANCED FUND
 STATEMENT OF ASSETS AND LIABILITIES
 July 31, 2007

ASSETS:
Investments, at value (cost $49,774,019)......................... $ 52,940,519
Receivables for:
 Capital stock sold..............................................       16,950
 Interest........................................................      228,771
 Dividends.......................................................       25,856
                                                                  ------------
  Total assets...................................................   53,212,096
                                                                  ------------
LIABILITIES:
Payable for securities purchased.................................    1,390,061
Payable for capital stock repurchased............................        5,468
Accrued expenses.................................................       63,011
                                                                  ------------
  Total liabilities..............................................    1,458,540
                                                                  ------------
NET ASSETS....................................................... $ 51,753,556
                                                                  ============
NET ASSETS CONSIST OF:
Paid-in capital.................................................. $ 60,501,495
Undistributed net investment income..............................       46,139
Accumulated net realized losses on investments...................  (11,960,578)
Net unrealized appreciation on investments.......................    3,166,500
                                                                  ------------
NET ASSETS....................................................... $ 51,753,556
                                                                  ============
SHARES OUTSTANDING...............................................    2,909,959
                                                                  ============
NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE... $      17.78
                                                                  ============

 GREEN CENTURY BALANCED FUND
 STATEMENT OF OPERATIONS
 For the year ended July 31, 2007

  INVESTMENT INCOME:
  Interest income.................................................. $  913,120
  Dividend income (net of $3,472 foreign withholding taxes)........    514,019
  Miscellaneous income.............................................      1,997
                                                                    ----------
    Total investment income........................................  1,429,136
                                                                    ----------
  EXPENSES:
  Administrative services fee......................................    363,188
  Investment advisory fee..........................................    363,164
  Distribution fee.................................................     42,386
                                                                    ----------
    Total expenses.................................................    768,738
                                                                    ----------
  NET INVESTMENT INCOME............................................    660,398
                                                                    ----------
  NET REALIZED AND UNREALIZED GAINS:
  Net realized gains on:
   Investments.....................................................  1,970,639
   Foreign currency transactions...................................        195
                                                                    ----------
                                                                     1,970,834
  Change in net unrealized appreciation/depreciation on:
   Investments and foreign currency translations...................  2,617,738
                                                                    ----------
  NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS AND FOREIGN
   CURRENCY TRANSACTIONS...........................................  4,588,572
                                                                    ----------
  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS............. $5,248,970
                                                                    ==========

                       See Notes to Financial Statements

 GREEN CENTURY BALANCED FUND
 STATEMENTS OF CHANGES IN NET ASSETS

                                                       FOR THE       FOR THE
                                                     YEAR ENDED    YEAR ENDED
                                                    JULY 31, 2007 JULY 31, 2006
 INCREASE (DECREASE) IN NET ASSETS:
 From operations:
  Net investment income............................  $   660,398  $     83,227
  Net realized gains on investments and foreign
    currency transactions..........................    1,970,834     5,364,850
  Change in net unrealized
    appreciation/depreciation on investments and
    foreign currency translations..................    2,617,738    (5,934,658)
                                                     -----------  ------------
  Net increase (decrease) in net assets resulting
    from operations................................    5,248,970      (486,581)
                                                     -----------  ------------
 Dividends and distributions to shareholders:
  From net investment income.......................     (612,601)      (89,058)
                                                     -----------  ------------
 Capital share transactions:
  Proceeds from sales of shares....................    4,939,216     6,174,587
  Reinvestment of dividends and distributions......      593,710        85,514
  Payments for shares redeemed.....................   (8,645,516)  (17,904,028)
                                                     -----------  ------------
  Net decrease in net assets resulting from
    capital share transactions.....................   (3,112,590)  (11,643,927)
                                                     -----------  ------------
 Total increase (decrease) in net assets...........    1,523,779   (12,219,566)
 NET ASSETS:
  Beginning of year................................   50,229,777    62,449,343
                                                     -----------  ------------
  End of year......................................  $51,753,556  $ 50,229,777
                                                     ===========  ============
  Undistributed net investment income
    (distributions in excess of net investment
    income)........................................       46,139        (1,769)

 GREEN CENTURY BALANCED FUND
 FINANCIAL HIGHLIGHTS

                                                      FOR THE YEARS ENDED JULY 31,
                                              --------------------------------------------
                                                2007     2006      2005     2004     2003
Net Asset Value, beginning of year........... $ 16.29  $ 16.52   $ 14.11  $ 13.88  $ 10.30
                                              -------  -------   -------  -------  -------
Income from investment operations:
 Net investment income.......................    0.22     0.03      0.05     0.12     0.16
 Net realized and unrealized gain (loss) on
   investments...............................    1.48    (0.23)     2.42     0.23     3.59
                                              -------  -------   -------  -------  -------
Total increase (decrease) from investment
 operations..................................    1.70    (0.20)     2.47     0.35     3.75
                                              -------  -------   -------  -------  -------
Less dividends:
 Dividends from net investment income........   (0.21)   (0.03)    (0.06)   (0.12)   (0.17)
                                              -------  -------   -------  -------  -------
Net Asset Value, end of year................. $ 17.78  $ 16.29   $ 16.52  $ 14.11  $ 13.88
                                              =======  =======   =======  =======  =======
Total return.................................   10.40%   (1.22)%   17.41%    2.49%   36.83%
Ratios/Supplemental data:
 Net assets, end of period (in 000's)........ $51,754  $50,230   $62,449  $50,398  $71,306
 Ratio of expenses to average net assets.....    1.44%    2.39%     2.38%    2.37%    2.44%
 Ratio of net investment income to average
   net assets................................    1.24%    0.15%     0.35%    0.71%    1.51%
 Portfolio turnover..........................      35%     110%       86%      81%      94%

                       See Notes to Financial Statements

 GREEN CENTURY EQUITY FUND
 SCHEDULE OF INVESTMENTS
 July 31, 2007


COMMON STOCKS -- 99.5%
                                      SHARES    VALUE
Technology Hardware & Equipment -- 10.4%
3Com Corporation (b).................  2,300 $     9,200
Adaptec, Inc. (b)....................    700       2,450
ADC Telecommunications (b)...........    800      14,952
Andrew Corporation (b)...............  1,000      14,060
Apple Inc. (b).......................  5,600     737,856
Arrow Electronics, Inc. (b)..........    800      30,576
CDW Corporation......................    400      33,668
Cisco Systems, Inc. (b).............. 39,500   1,141,944
Coherent, Inc. (b)...................    200       5,790
Dell, Inc. (b)....................... 14,800     413,956
EMC Corporation (b).................. 13,500     249,885
Gerber Scientific, Inc. (b)..........    100       1,038
Hewlett-Packard Company.............. 17,000     782,510
Imation Corporation..................    200       6,256
Lexmark International, Inc. (b)......    600      23,724
Merix Corporation (b)................    100         753
Molex, Inc...........................    900      25,506
Network Appliance, Inc. (b)..........  2,400      68,016
Palm, Inc. (b).......................    700      10,444
Plantronics, Inc.....................    300       8,406
Polycom, Inc. (b)....................    600      18,582
Qualcomm, Inc........................ 10,800     449,820
Solectron Corporation (b)............  5,400      20,304
Sun Microsystems, Inc. (b)........... 23,000     117,300
Tektronix, Inc.......................    500      16,425
Tellabs, Inc. (b)....................  2,700      30,645
Xerox Corporation (b)................  6,000     104,760
                                             -----------
                                               4,338,826
                                             -----------
Banks -- 9.0%
Bank of Hawaii Corporation...........    300      14,406
BB&T Corporation.....................  3,500     130,970
Cathay General Bancorp...............    300       9,183
Chittenden Corporation...............    300      10,035
Comerica, Inc........................  1,000      52,660
Fannie Mae...........................  6,300     376,992
Fifth Third Bancorp..................  3,600     132,804
First Horizon National Corporation...    800      25,376
FirstFed Financial Corporation (b)...    100       4,520
Freddie Mac..........................  4,300     246,261
Heartland Financial USA, Inc.........    100       1,704
KeyCorp..............................  2,600      90,194
M&T Bank Corporation.................    500      53,145
MGIC Investment Corporation..........    500      19,330

                                      SHARES    VALUE
Banks -- (continued)
National City Corporation............  3,800 $   111,682
PNC Financial Services Group.........  2,200     146,630
Popular, Inc.........................  1,800      23,742
Regions Financial Corporation........  4,600     138,322
Sovereign Bancorp, Inc...............  2,300      44,022
SunTrust Banks, Inc..................  2,300     180,090
Synovus Financial Corporation........  2,100      58,716
U.S. Bancorp......................... 11,300     338,435
Wachovia Corporation................. 12,400     585,404
Wainwright Bank Trust Company........     52         692
Washington Mutual, Inc...............  5,800     217,674
Wells Fargo & Company................ 21,700     732,809
                                             -----------
                                               3,745,798
                                             -----------
Diversified Financials -- 8.3%
A.G. Edwards, Inc....................    500      40,430
Allied Capital Corporation...........  1,000      28,320
American Express Company.............  7,700     450,758
Bank of New York Mellon Corporation
 (The)...............................  7,307     310,913
Capital One Financial Corporation....  2,700     191,052
Charles Schwab Corporation...........  6,500     130,845
CIT Group, Inc.......................  1,200      49,416
CME Group, Inc.......................    350     193,375
Franklin Resources, Inc..............  1,050     133,739
J.P. Morgan Chase & Company.......... 22,200     977,021
Janus Capital Group, Inc.............  1,200      36,072
Medallion Financial Corporation......    100       1,149
Merrill Lynch & Company, Inc.........  5,700     422,940
Moody's Corporation..................  1,500      80,700
Northern Trust Corporation...........  1,200      74,952
SLM Corporation......................  2,700     132,759
State Street Corporation.............  2,600     174,278
T. Rowe Price Group, Inc.............  1,700      88,621
Tradestation Group, Inc. (b).........    200       2,114
                                             -----------
                                               3,519,454
                                             -----------
Pharmaceuticals & Biotechnology -- 7.7%
Affymetrix, Inc. (b).................    400       9,752
Allergan, Inc........................  2,000     116,260
Amgen, Inc. (b)......................  7,500     403,050
Biogen Idec, Inc. (b)................  1,900     107,426
Dionex Corporation (b)...............    100       6,801
Endo Pharmaceuticals Holdings,
 Inc. (b)............................    900      30,609

 GREEN CENTURY EQUITY FUND
 SCHEDULE OF INVESTMENTS                                               continued
 July 31, 2007


                                         SHARES    VALUE
Pharmaceuticals & Biotechnology -- (continued)
Forest Laboratories, Inc. (b)...........  2,100 $    84,420
Genzyme Corporation (b).................  1,700     107,219
Gilead Sciences, Inc. (b)...............  6,100     227,103
Invitrogen Corporation (b)..............    300      21,540
Johnson & Johnson....................... 18,800   1,137,400
King Pharmaceuticals, Inc. (b)..........  1,600      27,216
Merck & Co., Inc........................ 14,100     700,065
Millipore Corporation (b)...............    400      31,444
Mylan Laboratories......................  1,600      25,648
Techne Corporation (b)..................    300      16,878
Thermo Fisher Scientific, Inc. (b)......  2,700     140,967
Waters Corporation (b)..................    700      40,782
Watson Pharmaceuticals, Inc. (b)........    700      21,294
                                                -----------
                                                  3,255,874
                                                -----------
Telecommunication Services -- 6.7%
AT&T, Inc............................... 40,075   1,569,337
Citizens Communications Company.........  2,100      30,303
Sprint Nextel Corporation............... 18,700     383,911
Telephone & Data Systems, Inc...........    700      46,480
Verizon Communications, Inc............. 18,900     805,518
                                                -----------
                                                  2,835,549
                                                -----------
Software & Services -- 6.6%
Adobe Systems, Inc. (b).................  3,800     153,102
Advent Software, Inc. (b)...............    100       3,803
Autodesk, Inc. (b)......................  1,500      63,555
Automatic Data Processing...............  3,600     167,112
BMC Software, Inc. (b)..................  1,300      37,336
Ceridian Corporation (b)................    900      30,510
Compuware Corporation (b)...............  2,100      19,593
Convergys Corporation (b)...............    900      17,145
eBay, Inc. (b)..........................  7,400     239,760
Electronic Arts, Inc. (b)...............  2,000      97,280
Electronic Data Systems Corporation.....  3,300      89,067
Microsoft Corporation................... 54,700   1,585,753
Novell, Inc. (b)........................  2,200      14,762
Paychex, Inc............................  2,200      91,036
Red Hat, Inc. (b).......................  1,200      24,984
Salesforce.com, Inc. (b)................    600      23,316
Sapient Corporation (b).................    500       3,565
Symantec Corporation (b)................  5,900     113,280

                                         SHARES    VALUE
Software & Services -- (continued)
Unisys Corporation (b)..................  2,100 $    16,989
                                                -----------
                                                  2,791,948
                                                -----------
Healthcare Equipment & Services -- 5.2%
Bausch & Lomb, Inc......................    400      25,572
Baxter International, Inc...............  4,200     220,920
Becton Dickinson & Company..............  1,600     122,176
Boston Scientific Corporation (b).......  7,600      99,940
C.R. Bard, Inc..........................    700      54,929
CIGNA Corporation.......................  1,900      98,116
Cross Country Healthcare, Inc. (b)......    100       1,637
Gen-Probe, Inc. (b).....................    300      18,903
Health Management Associates, Class A...  1,500      12,090
Hillenbrand Industries..................    400      25,216
Humana, Inc. (b)........................  1,100      70,499
Idexx Laboratories, Inc. (b)............    200      20,052
IMS Health, Inc.........................  1,300      36,569
Invacare Corporation....................    200       4,110
Manor Care, Inc.........................    500      31,675
McKesson Corporation....................  1,900     109,744
Medtronic, Inc..........................  7,500     380,025
Molina Healthcare, Inc. (b).............    100       3,139
Patterson Companies, Inc. (b)...........    900      32,283
Quest Diagnostics.......................  1,000      55,470
Sierra Health Services (b)..............    400      16,256
St Jude Medical, Inc. (b)...............  2,200      94,908
Stryker Corporation.....................  1,900     118,617
Synovis Life Technologies, Inc. (b).....    100       1,571
UnitedHealth Group, Inc.................  8,700     421,341
Zimmer Holdings, Inc. (b)...............  1,500     116,640
                                                -----------
                                                  2,192,398
                                                -----------
Retailing -- 4.8%
Autozone, Inc. (b)......................    300      38,043
Bed Bath & Beyond, Inc. (b).............  1,800      62,352
Best Buy Company, Inc...................  2,600     115,934
Charming Shoppes, Inc. (b)..............    800       7,904
Circuit City Stores, Inc................    900      10,710
Family Dollar Stores....................  1,000      29,620
Foot Locker, Inc........................  1,000      18,560
Gap, Inc................................  3,400      58,480
Genuine Parts Company...................  1,100      52,338
Home Depot, Inc......................... 12,800     475,776

 GREEN CENTURY EQUITY FUND
 SCHEDULE OF INVESTMENTS                                               continued
 July 31, 2007


                                      SHARES    VALUE
Retailing -- (continued)
J.C. Penney Company, Inc.............  1,500 $   102,060
Limited Brands.......................  2,200      53,130
Lowe's Companies, Inc................  9,800     274,498
Men's Wearhouse, Inc.................    300      14,820
Nordstrom, Inc.......................  1,500      71,370
Office Depot, Inc. (b)...............  1,800      44,928
Pep Boys--Manny, Moe & Jack..........    400       6,772
Radioshack Corporation...............    900      22,617
Staples, Inc.........................  4,600     105,892
Target Corporation...................  5,500     333,135
Tiffany & Company....................    900      43,425
TJX Companies, Inc...................  3,000      83,250
                                             -----------
                                               2,025,614
                                             -----------
Food & Beverage -- 4.6%
Campbell Soup Company................  1,400      51,562
Chiquita Brands International........    300       5,268
Coca-Cola Company (The).............. 13,100     682,641
Dean Foods Company...................    800      23,016
General Mills, Inc...................  2,300     127,926
Green Mountain Coffee Roasters,
 Inc. (b)............................    150       4,448
H.J. Heinz Company...................  2,100      91,896
Hershey Company (The)................  1,100      50,710
JM Smucker Company...................    400      22,324
Kellogg Company......................  1,600      82,896
McCormick & Company, Inc.............    800      27,328
PepsiAmericas, Inc...................    400      11,068
Pepsico, Inc......................... 10,600     695,572
Tootsie Roll Industries, Inc.........    206       5,156
Wm. Wrigley Jr. Company..............  1,400      80,752
                                             -----------
                                               1,962,563
                                             -----------
Household & Personal Products -- 4.6%
Alberto-Culver Company...............    500      11,760
Avon Products, Inc...................  2,900     104,429
Church & Dwight Company, Inc.........    400      19,624
Clorox Company.......................  1,000      60,460
Colgate-Palmolive Company............  3,300     217,800
Energizer Holdings, Inc. (b).........    350      35,315
Estee Lauder Companies, Inc. (The),
 Class A.............................    800      36,016
Kimberly-Clark Corporation...........  3,000     201,810
Procter & Gamble Company............. 20,500   1,268,130
                                             -----------
                                               1,955,344
                                             -----------

                                      SHARES    VALUE
Semiconductors -- 4.3%
Advanced Micro Devices (b)...........  3,500 $    47,390
Analog Devices.......................  2,100      74,445
Applied Materials, Inc...............  8,900     196,156
Entegris, Inc. (b)...................    800       8,624
Intel Corporation.................... 37,800     892,836
Lam Research Corporation (b).........    900      52,056
LSI Corporation (b)..................  5,000      36,000
Micron Technology, Inc. (b)..........  4,800      56,976
National Semiconductor Corporation...  1,800      46,782
Novellus Systems, Inc. (b)...........    800      22,816
Texas Instruments, Inc...............  9,300     327,267
Xilinx, Inc..........................  1,900      47,500
                                             -----------
                                               1,808,848
                                             -----------
Capital Goods -- 3.9%
3M Company...........................  4,700     417,924
A.O. Smith Corporation...............    100       4,855
Apogee Enterprises, Inc..............    200       5,152
Baldor Electric Company..............    300      13,692
CLARCOR, Inc.........................    300      10,437
Cooper Industries, Inc., Class A.....  1,200      63,504
Cummins, Inc.........................    700      83,090
Deere & Company......................  1,500     180,630
Donaldson Company, Inc...............    400      14,556
Emerson Electric Company.............  5,200     244,764
Fastenal Company.....................    800      36,056
GATX Corporation.....................    300      13,608
Graco, Inc...........................    400      16,416
Granite Construction, Inc............    200      12,998
Hubbell, Inc., Class B...............    400      23,060
Illinois Tool Works..................  2,700     148,635
Kadant, Inc. (b).....................    100       2,695
Lawson Products, Inc.................     50       1,756
Lincoln Electric Holdings............    300      21,597
Masco Corporation....................  2,500      68,025
NCI Building Systems, Inc. (b).......    100       4,836
Nordson Corporation..................    200       9,152
Pall Corporation.....................    800      33,216
Quanta Services, Inc. (b)............    800      22,744
Rockwell Automation, Inc.............  1,000      69,990
Simpson Manufacturing Company, Inc...    200       6,766
SPX Corporation......................    400      37,548
Tennant Company......................    100       3,855

 GREEN CENTURY EQUITY FUND
 SCHEDULE OF INVESTMENTS                                               continued
 July 31, 2007


                                                             SHARES    VALUE
Capital Goods -- (continued)
Thomas & Betts Corporation (b)..............................   300  $    18,540
Toro Company................................................   300       16,866
Trex Company, Inc. (b)......................................   100        1,670
W.W. Grainger, Inc..........................................   500       43,680
                                                                    -----------
                                                                      1,652,313
                                                                    -----------
Energy -- 3.5%
Apache Corporation.......................................... 2,200      177,848
Cameron International Corporation (b).......................   700       54,600
Chesapeake Energy Corporation............................... 2,700       91,908
Devon Energy Corporation.................................... 2,900      216,369
EOG Recources, Inc.......................................... 1,600      112,160
Helmerich & Payne...........................................   700       22,659
National Oilwell Varco, Inc. (b)............................ 1,200      144,132
Newfield Exploration Company (b)............................   800       38,440
Noble Energy, Inc........................................... 1,100       67,254
Pioneer Natural Resources Company...........................   800       36,400
Rowan Companies, Inc........................................   700       29,533
Smith International, Inc.................................... 1,300       79,833
Spectra Energy Corporation.................................. 4,100      104,427
Sunoco, Inc.................................................   800       53,376
Williams Companies, Inc..................................... 3,900      125,775
XTO Energy, Inc............................................. 2,500      136,325
                                                                    -----------
                                                                      1,491,039
                                                                    -----------
Insurance -- 3.2%
Aflac, Inc.................................................. 3,200      166,784
Ambac Financial Group, Inc..................................   700       47,005
Chubb Corporation........................................... 2,600      131,066
Cincinnati Financial Corporation............................ 1,100       43,120
Erie Indemnity Company......................................   300       15,492
Hartford Financial Services Group........................... 2,100      192,927
Lincoln National Corporation................................ 1,800      108,576
Marsh & McLennan Companies.................................. 3,600       99,180
MBIA, Inc...................................................   900       50,490
Principal Financial Group................................... 1,700       95,863
Progressive Corporation..................................... 4,800      100,704
Safeco Corporation..........................................   700       40,929
Travelers Companies, Inc. (The)............................. 4,300      218,354
Unum Group.................................................. 2,200       53,460
Wesco Financial Corporation.................................    10        3,965
                                                                    -----------
                                                                      1,367,915
                                                                    -----------

                                                             SHARES    VALUE
Media -- 3.1%
Dow Jones & Company, Inc....................................    400 $    22,952
E.W. Scripps Company (The), Class A.........................    500      20,485
Emmis Communications, Class A...............................    200       1,470
Lee Enterprises, Inc........................................    300       5,283
McClatchy Company (The).....................................    200       4,884
McGraw-Hill Companies, Inc..................................  2,200     133,100
Meredith Corporation........................................    300      16,947
New York Times Company, Class A.............................    900      20,574
Omnicom Group...............................................  2,200     114,114
Radio One, Inc. (b).........................................     50         306
Scholastic Corporation (b)..................................    200       6,436
Time Warner, Inc............................................ 24,500     471,870
Tribune Company.............................................    596      16,664
Valassis Communications (b).................................    300       3,561
Walt Disney Company (The)................................... 12,900     425,700
Washington Post Company, Class B............................     40      31,630
                                                                    -----------
                                                                      1,295,976
                                                                    -----------
Food & Staples Retailing -- 2.9%
Costco Wholesale Corporation................................  2,900     173,420
CVS Caremark Corporation.................................... 10,000     351,900
Kroger Company..............................................  4,600     119,416
Longs Drugstores Corporation................................    200       9,672
Safeway, Inc................................................  2,900      92,423
Supervalu, Inc..............................................  1,400      58,338
Sysco Corporation...........................................  4,000     127,520
Walgreen Company............................................  6,500     287,170
                                                                    -----------
                                                                      1,219,859
                                                                    -----------
Transportation -- 2.7%
Alaska Air Group, Inc. (b)..................................    300       6,999
AMR Corporation (b).........................................  1,600      39,488
Arkansas Best Corporation...................................    200       7,206
Expeditors International Washington, Inc....................  1,400      62,552
FedEx Corporation...........................................  2,050     227,017
JetBlue Airways (b).........................................  1,100      10,835
Kansas City Southern (b)....................................    500      17,255
Norfolk Southern Corporation................................  2,600     139,828
Ryder System, Inc...........................................    400      21,748
Southwest Airlines..........................................  5,000      78,300

 GREEN CENTURY EQUITY FUND
 SCHEDULE OF INVESTMENTS                                               continued
 July 31, 2007


                                                             SHARES    VALUE
Transportation -- (continued)
United Parcel Service, Inc., Class B........................ 6,900  $   522,468
YRC Worldwide, Inc. (b).....................................   400       12,848
                                                                    -----------
                                                                      1,146,544
                                                                    -----------
Materials -- 1.9%
Air Products & Chemicals, Inc............................... 1,400      120,918
Airgas, Inc.................................................   500       23,350
Bemis Company...............................................   700       20,629
Cabot Corporation...........................................   400       16,152
Calgon Carbon Corporation (b)...............................   200        2,200
Caraustar Industries, Inc. (b)..............................   200          964
Chaparral Steel Company.....................................   300       25,212
Crown Holdings, Inc. (b).................................... 1,100       27,016
Ecolab, Inc................................................. 1,100       46,321
H.B. Fuller Company.........................................   400       11,052
Lubrizol Corporation........................................   500       31,330
MeadWestvaco Corporation.................................... 1,200       39,048
Minerals Technologies, Inc..................................   100        6,467
Nucor Corporation........................................... 2,000      100,400
Praxair, Inc................................................ 2,100      160,902
Rock-Tenn Company, Class A..................................   200        6,144
Rohm and Hass Company.......................................   900       50,868
Schnitzer Steel Industries, Inc., Class A...................   100        5,419
Sealed Air Corporation...................................... 1,100       29,975
Sigma-Aldrich Corporation...................................   900       40,788
Sonoco Products Company.....................................   700       25,669
Valspar Corporation.........................................   700       19,313
Wausau Paper Corporation....................................   300        3,357
Worthington Industries......................................   400        8,280
                                                                    -----------
                                                                        821,774
                                                                    -----------
Consumer Durables & Apparel -- 1.8%
American Greetings Corporation, Class A.....................   400        9,892
Black & Decker Corporation..................................   400       34,628
Centex Corporation..........................................   800       29,848
Champion Enterprises, Inc. (b)..............................   500        5,860
Coach, Inc. (b)............................................. 2,400      109,104
D.R. Horton, Inc............................................ 1,800       29,376
Deckers Outdoor Corporation (b).............................   100       10,310
Harman International........................................   400       46,400
Hartmarx Corporation (b)....................................   200        1,710
KB Home.....................................................   500       15,905

                                                             SHARES    VALUE
Consumer Durables & Apparel -- (continued)
Leggett & Platt, Inc........................................ 1,100  $    22,803
Liz Claiborne, Inc..........................................   700       24,598
Mattel, Inc................................................. 2,500       57,275
Newell Rubbermaid, Inc...................................... 1,800       47,610
Nike, Inc., Class B......................................... 2,500      141,125
Phillips-Van Heusen Corporation.............................   400       20,824
Pulte Homes, Inc............................................ 1,400       27,076
Snap-On, Inc................................................   400       20,932
Stanley Works (The).........................................   500       27,665
Stride Rite Corporation.....................................   200        4,074
Timberland Company (The) (b)................................   300        7,131
Tupperware Brands Corporation...............................   400       10,404
Whirlpool Corporation.......................................   500       51,055
                                                                    -----------
                                                                        755,605
                                                                    -----------
Consumer Services -- 1.4%
Bright Horizons Family Solutions, Inc. (b)..................   200        7,760
Darden Restaurants, Inc.....................................   900       38,313
DeVry, Inc..................................................   400       12,960
McDonald's Corporation...................................... 7,800      373,386
Ruby Tuesday, Inc...........................................   400        8,900
Starbucks Corporation (b)................................... 4,800      128,064
Wendy's International, Inc..................................   600       21,018
                                                                    -----------
                                                                        590,401
                                                                    -----------
Utilities -- 1.0%
AGL Resources, Inc..........................................   500       18,850
Alliant Energy Corporation..................................   800       29,560
Atmos Energy Corporation....................................   600       16,842
Cleco Corporation...........................................   400        9,500
Energen Corporation.........................................   500       26,455
Equitable Resources, Inc....................................   800       37,688
IDACORP, Inc................................................   300        9,288
KeySpan Corporation......................................... 1,100       45,705
MGE Energy, Inc.............................................   100        3,001
National Fuel Gas Company...................................   500       21,675
Nicor, Inc..................................................   300       11,823
NiSource, Inc............................................... 1,800       34,326
Northwest Natural Gas Company...............................   200        8,334
OGE Energy Corporation......................................   600       19,890
Pepco Holdings, Inc......................................... 1,300       35,191
Questar Corporation......................................... 1,100       56,639
Southern Union Company......................................   700       21,616

 GREEN CENTURY EQUITY FUND
 SCHEDULE OF INVESTMENTS                                               concluded
 July 31, 2007


                                                             SHARES   VALUE
Utilities -- (continued)
WGL Holdings................................................   300  $    8,982
                                                                    ----------
                                                                       415,365
                                                                    ----------
Commercial Services & Supplies -- 0.7%
Avery Dennison Corporation..................................   600      36,804
Brady Corporation, Class A..................................   400      13,996
Deluxe Corporation..........................................   300      11,328
Herman Miller, Inc..........................................   400      12,212
HNI Corporation.............................................   300      12,249
IKON Office Solutions, Inc..................................   800      11,088
Interface, Inc., Class A....................................   300       5,529
Kelly Services..............................................   100       2,485
Monster Worldwide, Inc. (b).................................   800      31,112
Pitney Bowes, Inc........................................... 1,400      64,540
R.R. Donnelley & Sons Company............................... 1,400      59,164
Robert Half International, Inc.............................. 1,100      37,389
Standard Register...........................................   100       1,344
Steelcase, Inc..............................................   400       6,964
                                                                    ----------
                                                                       306,204
                                                                    ----------
Real Estate -- 0.4%
General Growth Properties................................... 1,600      76,768
Maguire Properties, Inc.....................................   200       5,722
ProLogis.................................................... 1,700      96,730
                                                                    ----------
                                                                       179,220
                                                                    ----------
Renewable Energy & Energy Efficiency -- 0.4%
Energy Conversion Devices (b)...............................   300       8,955
Itron, Inc. (b).............................................   200      15,886
Johnson Controls, Inc....................................... 1,300     147,095
Ormat Technologies, Inc.....................................    50       2,073
                                                                    ----------
                                                                       174,009
                                                                    ----------
Automobiles & Components -- 0.3%
Cooper Tire & Rubber........................................   400       9,196
Harley-Davidson, Inc........................................ 1,700      97,444
Modine Manufacturing Company................................   200       5,120
Spartan Motors, Inc.........................................   225       2,747
                                                                    ----------
                                                                       114,507
                                                                    ----------

                                                             SHARES     VALUE
Healthy Living -- 0.1%
Gaiam, Inc. (b).............................................     100 $     1,608
Hain Celestial Group, Inc. (The) (b)........................     300       8,127
United Natural Foods, Inc. (b)..............................     300       8,169
Whole Foods Market, Inc.....................................     900      33,336
Wild Oats Markets, Inc. (b).................................     200       3,220
                                                                     -----------
                                                                          54,460
                                                                     -----------
Total Securities (Cost $40,723,200).........................          42,017,407
                                                                     -----------
SHORT TERM OBLIGATION -- 0.3%
Repurchase Agreement -- Investors Bank & Trust Repurchase
 Agreement, 3.52%, dated 07/31/07, due 08/01/07, proceeds
 $109,247 (collateralized by Freddie Mac Giant Bonds,
 4.50%, due 12/01/2020, value $111,552) (Cost $109,236).....             109,236
                                                                     -----------
TOTAL INVESTMENTS -- 99.8%
 (Cost $40,832,436).........................................          42,126,643
Other Assets Less Liabilities -- 0.2%.......................             105,144
                                                                     -----------
NET ASSETS -- 100.0%........................................         $42,231,787
                                                                     ===========

--------
(a)The cost of investments for federal income tax purposes is $40,844,747 resulting in gross unrealized appreciation and depreciation of $2,939,280 and $1,657,384 respectively, or net unrealized appreciation of $1,281,896.
(b)Non-income producing security

                       See Notes to Financial Statements

 GREEN CENTURY EQUITY FUND
 STATEMENT OF ASSETS AND LIABILITIES
 July 31, 2007

   ASSETS:
   Investments, at value (cost $40,832,436)...................... $42,126,643
   Receivables for:
     Capital stock sold..........................................      70,363
     Interest....................................................          11
     Dividends...................................................      71,794
                                                                  -----------
      Total assets...............................................  42,268,811
                                                                  -----------
   LIABILITIES:
   Payable for capital stock repurchased.........................       3,259
   Accrued expenses..............................................      33,765
                                                                  -----------
      Total liabilities..........................................      37,024
                                                                  -----------
   NET ASSETS.................................................... $42,231,787
                                                                  ===========
   NET ASSETS CONSIST OF:
   Paid-in capital............................................... $38,979,973
   Undistributed net investment income........................... $    50,719
   Accumulated net realized gain on investments..................   1,906,888
   Net unrealized appreciation on investments....................   1,294,207
                                                                  -----------
   NET ASSETS.................................................... $42,231,787
                                                                  ===========
   SHARES OUTSTANDING............................................   1,863,746
                                                                  ===========
   NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE $     22.66
                                                                  ===========

                       See Notes to Financial Statements

 GREEN CENTURY EQUITY FUND
 STATEMENT OF OPERATIONS
 For the year ended July 31, 2007

INVESTMENT INCOME:
Interest income.................................................................................          $    15,173
Dividend income (net of $44 foreign withholding taxes)..........................................              498,933
Net investment income from Domini Social Equity Trust ("Domini Trust"):
  Investment income from Domini Trust........................................................... 205,796
  Expenses from Domini Trust.................................................................... (24,100)
                                                                                                 -------
Net investment income from Domini Trust.........................................................              181,696
                                                                                                          -----------
   Total investment income......................................................................              695,802
                                                                                                          -----------
EXPENSES:
Administrative services fee.....................................................................              278,939
Investment advisory fee.........................................................................               69,036
                                                                                                          -----------
   Total expenses...............................................................................              347,975
                                                                                                          -----------
NET INVESTMENT INCOME...........................................................................              347,827
                                                                                                          -----------
NET REALIZED AND UNREALIZED GAINS:
  Net realized gain on investments..............................................................               67,872
  Change in unrealized appreciation/depreciation on investments.................................            1,294,207
                                                                                                          -----------
                                                                                                            1,362,079
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS ALLOCATED FROM DOMINI TRUST:
  Net realized gains on investments allocated from Domini Trust.................................              298,836
  Net realized gain on investment liquidated from Domini Trust..................................            9,896,339
  Change in net unrealized appreciation/depreciation on investments allocated from Domini Trust.           (7,010,701)
                                                                                                          -----------
                                                                                                            3,184,474
                                                                                                          -----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS.................................................            4,546,553
                                                                                                          -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS............................................          $ 4,894,380
                                                                                                          ===========

                       See Notes to Financial Statements

 GREEN CENTURY EQUITY FUND
 STATEMENTS OF CHANGES IN NET ASSETS

                                                                                      FOR THE       FOR THE
                                                                                    YEAR ENDED    YEAR ENDED
                                                                                   JULY 31, 2007 JULY 31, 2006
INCREASE (DECREASE) IN NET ASSETS:
From operations:
  Net investment income...........................................................  $   347,827   $    67,326
  Net realized gains (losses) on:
   Investments....................................................................       67,872            --
   Investments allocated from Domini Trust........................................      298,836      (877,419)
   Investment liquidated from Domini Trust........................................    9,896,339            --
  Change in net unrealized appreciation/depreciation on:
   Investments....................................................................    1,294,207            --
   Investments allocated from Domini Trust........................................   (7,010,701)      884,972
                                                                                    -----------   -----------
  Net increase in net assets resulting from operations............................    4,894,380        74,879
                                                                                    -----------   -----------
Dividends and distributions to shareholders:
  From net investment income......................................................     (335,455)      (55,690)
                                                                                    -----------   -----------
Capital share transactions:
  Proceeds from sales of shares...................................................    9,725,081     2,575,101
  Reinvestment of dividends and distributions.....................................      329,289        54,195
  Payments for shares redeemed....................................................   (5,319,171)   (5,094,268)
                                                                                    -----------   -----------
  Net increase (decrease) in net assets resulting from capital share transactions.    4,735,199    (2,464,972)
                                                                                    -----------   -----------
Total increase (decrease) in net assets...........................................    9,294,124    (2,445,783)
NET ASSETS:
  Beginning of year...............................................................   32,937,663    35,383,446
                                                                                    -----------   -----------
  End of year.....................................................................  $42,231,787   $32,937,663
                                                                                    ===========   ===========
  Undistributed net investment income.............................................       50,719        41,212

                       See Notes to Financial Statements

 GREEN CENTURY EQUITY FUND
 FINANCIAL HIGHLIGHTS

                                                                              FOR THE YEARS ENDED JULY 31,
                                                               -------------------------------------------------------
                                                                  2007        2006        2005        2004        2003
Net Asset Value, beginning of year............................ $ 19.91     $ 19.91     $ 18.18     $ 16.45     $ 14.85
                                                               -------     -------     -------     -------     -------
Income from investment operations:
  Net investment income.......................................    0.19        0.04        0.12          --        0.01
  Net realized and unrealized gain (loss) on investments......    2.75       (0.01)       1.72        1.74        1.59
                                                               -------     -------     -------     -------     -------
Total increase from investment operations.....................    2.94        0.03        1.84        1.74        1.60
                                                               -------     -------     -------     -------     -------
Less dividends:
  Dividends from net investment income........................   (0.19)      (0.03)      (0.11)      (0.01)         --
                                                               -------     -------     -------     -------     -------
Net Asset Value, end of year.................................. $ 22.66     $ 19.91     $ 19.91     $ 18.18     $ 16.45
                                                               =======     =======     =======     =======     =======
Total return..................................................   14.76%       0.16%      10.10%      10.61%      10.77%
Ratios/Supplemental data:
  Net assets, end of period (in 000's)........................ $42,232     $32,938     $35,383     $33,152     $29,347
  Ratio of expenses to average net assets.....................    0.95%       1.50%       1.50%       1.50%       1.50%
  Ratio of net investment income (loss) to average net assets.    0.89%       0.20%       0.64%      (0.01)%      0.05%
  Portfolio turnover..........................................       8%(b)      12%(a)       9%(a)       8%(a)       8%(a)

(a)Represents portfolio turnover for the Domini Social Equity Trust ("Domini Trust") for the years ended 2006, 2005, 2004 and 2003.
(b)Represents portfolio turnover for the Equity Fund from November 28, 2006 to July 31, 2007. Portfolio turnover for the Domini Trust from August 1, 2006 to November 27, 2006 was 1%. For further information regarding the withdrawal of the Equity Fund's investment in the Domini Trust, please see the notes to the financial statements.

                       See Notes to Financial Statements

 GREEN CENTURY BALANCED FUND
 GREEN CENTURY EQUITY FUND
 NOTES TO FINANCIAL STATEMENTS

NOTE 1 -- Organization and Significant Accounting Policies
Green Century Funds (the "Trust") is a Massachusetts business trust which offers two separate series, the Green Century Balanced Fund (the "Balanced Fund") and the Green Century Equity Fund (the "Equity Fund"), collectively, the "Funds". The Trust is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Trust accounts separately for the assets, liabilities and operations of each series. The Balanced Fund commenced operations on March 18, 1992 and the Equity Fund commenced operations on September 13, 1995.

Through November 27, 2006, the Equity Fund invested substantially all of its assets in the Domini Social Equity Trust (the "Domini Trust"), an open-end, diversified management investment company which had the same investment objective as the Fund. The Equity Fund accounted for its investment in the Domini Trust as a partnership investment and recorded its share of the Domini Trust income, expenses and realized and unrealized gains and losses daily. The value of such investment reflected the Fund's proportionate interest in the net assets of the Domini Trust (2.57% at November 27, 2006). Effective November 28, 2006, the Equity Fund withdrew its investment from the Domini Trust and directly invested in the securities of the companies included in the Domini 400 Social/SM/ Index (the "Domini Index").

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the Funds' significant accounting policies:

    (A)Investment Valuation for the Balanced Fund, and effective November 28, 2006, for the Equity Fund: Equity securities listed on national securities exchanges other than NASDAQ are valued at last sale price. If a last sale price is not available, securities listed on national exchanges other than NASDAQ are valued at the mean between the closing bid and closing ask prices. NASDAQ National Market(R) and SmallCap/SM/ securities are valued at the NASDAQ Official Closing Price ("NOCP"). The NOCP is based on the last traded price if it falls within the concurrent best bid and ask prices and is normalized pursuant to NASDAQ's published procedures if it falls outside this range. If an NOCP is not available for any such security, the security is valued at the last sale price, or, if there have been no sales that day, at the mean between the closing bid and closing ask prices. Unlisted equity securities are valued at last sale price, or when last sale prices are not available, at the last quoted bid price. Debt securities (other than short-term obligations maturing in sixty days or less) are valued on the basis of valuations furnished by a pricing service which takes into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, and other market data, without exclusive reliance on quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of the securities. Securities, if any, for which there are no such valuations or quotations available, or for which the market quotation is not reliable, are valued at fair value by management as determined in

 GREEN CENTURY BALANCED FUND
 GREEN CENTURY EQUITY FUND
 NOTES TO FINANCIAL STATEMENTS                                         continued

       good faith under guidelines established by the Trustees. Short-term obligations maturing in sixty days or less are valued at amortized cost, which approximates market value.
       Investment Valuation for the Equity Fund through November 27,
       2006: Through November 27, 2006, the Equity Fund recorded its investment in the Domini Trust at fair value. The Domini Trust valued securities listed or traded on national securities exchanges at the last sale price or, if there were no sales that day, at the mean of the current bid and ask price that represented the current value of the security. Securities listed on the NASDAQ National Market System were valued using the NASDAQ Official Closing Price ("NOCP"). If an NOCP was not available for a security listed on the NASDAQ National Market System, the security was valued at the last sale price or, if there were no sales that day, at the mean of the current bid and ask price. Portfolio securities for which market quotations were not readily available were valued at fair value as determined in good faith under consistently applied procedures by or at the direction of the Domini Trust's Board of Trustees.
    (B)Securities Transactions and Investment Income for the Balanced Fund, and effective November 28, 2006, for the Equity Fund: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are determined using the identified cost basis. Interest income, including amortization of premiums and accretion of discounts on bonds, is recognized on the accrual basis and dividend income is recorded on ex-dividend date.
       Securities Transactions, Investment Income and Expenses for the Equity Fund through November 27, 2006: Through November 27, 2006, the Equity Fund recorded daily its proportionate share of the Domini Trust's income, expenses and realized and unrealized gains and losses. In addition, the Fund accrued its own expenses.
    (C)Options Transactions: The Balanced Fund may utilize options to hedge or protect from adverse movements in the market values of its portfolio securities and to enhance return. The Equity Fund may utilize options to hedge against possible increases in the value of securities which are expected to be purchased by the Equity Fund or possible declines in the value of securities which are expected to be sold by the Equity Fund. The use of options may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the option and the underlying securities.
       The Funds may write put or call options. Premiums received upon writing put or call options are recorded as an asset with a corresponding liability which is subsequently adjusted to the current market value of the option. Changes between the initial premiums received and the current market value of the options are recorded as unrealized gains or losses. When an option is closed, expired or exercised, a gain or loss is realized and the liability is eliminated. The Funds continue to bear the risk of adverse movements in the price of the underlying assets during the period of the option, although any potential loss during the period would be reduced by the amount of the option premium received. As required by the Act, liquid securities are designated as collateral in an amount equal to the market value of open options contracts.
    (D)Repurchase Agreements: The Balanced Fund, and effective November 28, 2006, the Equity Fund, may enter into repurchase agreements with selected banks or broker-dealers that are deemed by the

 GREEN CENTURY BALANCED FUND
 GREEN CENTURY EQUITY FUND
 NOTES TO FINANCIAL STATEMENTS                                         continued

       Funds' adviser to be creditworthy pursuant to guidelines established by the Board of Trustees. Each repurchase agreement is recorded at cost, which approximates fair value. The Funds require that the market value of collateral, represented by securities (primarily U.S. Government securities), be sufficient to cover payments of interest and principal and that the collateral be maintained in a segregated account with a custodian bank in a manner sufficient to enable the Funds to obtain those securities in the event of a default of the counterparty. In the event of default or bankruptcy by the counterparty to the repurchase agreement, retention of the collateral may be subject to legal proceedings.
    (E)Distributions: Distributions to shareholders are recorded on the ex-dividend date. The Funds declare and pay dividends of net investment income, if any, semi-annually and distribute net realized capital gains, if any, annually. The amount and character of income and net realized gains to be distributed are determined in accordance with Federal income tax rules and regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent that these differences are attributable to permanent book and tax accounting differences, the components of net assets have been adjusted.
    (F)Federal Taxes: Each series of the Trust is treated as a separate entity for Federal income tax purposes. Each Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provisions for Federal income or excise tax are necessary.
    (G)Redemption Fee: A 2.00% redemption fee is retained by the Funds to offset the effect of transaction costs and other expenses associated with short-term investing. The fee is imposed on redemptions or exchanges of shares held 60 days or less from their purchase date. For the year ended July 31, 2007, the Balanced Fund and Equity Fund received $633 and $1,083, respectively, in redemption fees. Redemption fees are recorded as an adjustment to paid-in capital.

NOTE 2 -- Transactions With Affiliates
    (A)Investment Adviser: Green Century Capital Management, Inc. ("Green Century") is the adviser ("the Adviser") for the Balanced Fund and effective November 28, 2006, for the Equity Fund. Green Century is owned by Paradigm Partners. Green Century oversees the portfolio management of the Funds on a day-to-day basis. For the period August 1, 2006 through November 27, 2006, the Balanced Fund paid Green Century a fee, accrued daily and paid monthly, at an annual rate equal to 0.75% of the Balanced Fund's average daily net assets. Effective November 28, 2006, the Balanced Fund pays Green Century a fee, accrued daily and paid monthly, at an annual rate equal to 0.65% of the Balanced Fund's average daily net assets. Effective November 28, 2006, the Equity Fund pays Green Century a fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Equity Fund's average daily net assets up to but not including $100 million, 0.22% of average daily net assets including $100 million up to but not including $500 million, 0.17% of average daily net assets including $500 million up to but not including $1 billion and 0.12% of average daily net assets equal to or in excess of $1 billion.

 GREEN CENTURY BALANCED FUND
 GREEN CENTURY EQUITY FUND
 NOTES TO FINANCIAL STATEMENTS                                         continued

    (B)Subadvisers: Trillium Asset Management Corporation ("Trillium") is the subadviser for the Balanced Fund. Trillium is paid a fee by the Adviser at an annual rate of 0.40% on the first $30 million of average daily net assets and 0.35% on average daily net assets in excess of $30 million for its services. For the year ended July 31, 2007, Green Century accrued fees of $201,421 to Trillium. As of November 28, 2006, Mellon Equity Associates, LLP ("Mellon") is the subadviser for the Equity Fund. Mellon is paid a fee by the Adviser the greater of $50,000 or 0.08% of the value of the average daily net assets of the Fund up to but not including $100 million, 0.05% of the average daily net assets of the Fund from and including $100 million up to but not including $500 million, 0.02% of the average daily net assets of the Fund from and including $500 million up to but not including $1 billion and 0.01% of the average daily net assets of the Fund equal to or in excess of $1 billion for its services. For the year ended July 31, 2007, Green Century accrued fees of $33,699 to Mellon.
    (C)Administrator: Green Century is the administrator ("the Administrator") of the Green Century Funds. Pursuant to the Administrative Services Agreement, Green Century pays all the expenses of each Fund other than the investment advisory fees; fees under a Distribution Plan, if any; interest; taxes; brokerage costs and other capital expenses; expenses of non-interested trustees (including counsel fees) and any extraordinary expenses. For the period August 1, 2006 through August 24, 2006, for these services Green Century received a fee from the Balanced Fund at a rate such that immediately following any payment to the Administrator, total operating expenses, on an annual basis, were limited to 2.50% of the Fund's average daily net assets up to $30 million, 2.25% of the Fund's average daily net assets from $30 million to $100 million, and 1.75% of the Fund's average daily net assets in excess of $100 million. Effective August 25, 2006, the Balanced Fund pays Green Century a fee at a rate such that immediately following any payment to the Administrator, the total operating expenses of the Fund, on an annual basis, do not exceed 1.38% of the Fund's average daily net assets. For the period August 1, 2006 to August 2, 2006, Green Century received a fee from the Equity Fund at a rate such that immediately following any payment to the Administrator, the combined total operating expenses of the Fund and the Domini Trust (including investment advisory and distribution fees), on an annual basis, did not exceed 1.50% of the Fund's average daily net assets. Effective August 3, 2006, the Equity Fund pays Green Century a fee at a rate such that immediately following any payment to the Administrator, the total operating expenses of the Fund, on an annual basis, do not exceed 0.95% of the Fund's average daily net assets.
    (D)Subadministrator: Pursuant to a Subadministrative Services Agreement with the Administrator, UMB Fund Services, Inc. ("UMBFS") as Subadministrator, is responsible for conducting certain day-to-day administration of the Trust subject to the supervision and direction of the Administrator. For the year ended July 31, 2007, Green Century accrued fees of $81,632 and $79,273 to UMBFS related to services performed on behalf of the Balanced Fund and the Equity Fund, respectively.
    (E)Distribution Plan: Effective November 28, 2006 the Trust discontinued its Distribution Plan (the "Plan") with respect to the Balanced Fund. Prior to November 28, 2006 the Trust had adopted the Plan with respect to the Balanced Fund in accordance with Rule 12b-1 under the Act. The Plan provided that the Balanced Fund pay a fee to UMB Distribution Services, LLC as distributor of shares of the Balanced Fund, at an annual rate not to exceed 0.25% of the Balanced Fund's average

 GREEN CENTURY BALANCED FUND
 GREEN CENTURY EQUITY FUND
 NOTES TO FINANCIAL STATEMENTS                                         continued

       daily net assets. The fee was reimbursement for, or in anticipation of, expenses incurred for distribution-related activities. For the period ended November 27, 2006, the Balanced Fund accrued and paid $42,386 to UMB Distribution Services, LLC for services provided pursuant to the Plan.
    (F)Index Agreement: As of November 28, 2006, the Equity Fund directly invests in the securities of the companies included in the Domini Index. The Domini Index is owned and maintained by KLD Research and Analytics, Inc. ("KLD"). For the use of the Index, KLD is paid a fee by the Adviser the greater of $50,000 or at an annual rate of 0.10% on the first $500 million of average daily net assets, 0.075% on average daily net assets on the next $500 million, and 0.05% on average daily net assets in excess of $1 billion. For the year ended July 31, 2007, Green Century accrued fees of $33,699 to KLD.

NOTE 3 -- Investment Transactions
The Balanced Fund's cost of purchases and proceeds from sales of securities, other than short-term securities, aggregated $17,901,685 and $19,852,856, respectively, for the year ended July 31, 2007. For the period August 1, 2006 to November 27, 2006, additions and reductions in the Equity Fund's investment in the Domini Trust aggregated $2,071,094 and $38,413,415, respectively. On November 27, 2006, the Equity Fund withdrew its investment from the Domini Trust and realized a gain of $9,896,339. For the period November 28, 2006 to July 31, 2007, the Equity Fund's cost of purchases and proceeds from sales of securities, other than short-term securities, aggregated $43,995,639 and $3,340,311, respectively.

NOTE 4 -- Federal Income Tax Information
The tax basis of the components of distributable net earnings (deficit) at July 31, 2007 were as follows:

                                                             BALANCED FUND EQUITY FUND
                                                             ------------- -----------
Undistributed ordinary income............................... $     82,095  $   49,322
Undistributed long-term capital gains.......................           --   1,920,596
                                                             ------------  ----------
Tax accumulated earnings....................................       82,095   1,969,918
                                                             ------------  ----------
Accumulated capital and other losses........................  (11,955,622)         --
Unrealized appreciation.....................................    3,125,588   1,281,896
                                                             ------------  ----------
Distributable net earnings (deficit)........................ $ (8,747,939) $3,251,814
                                                             ============  ==========

The Balanced Fund has an accumulated capital loss carryforward of $11,955,622 of which $2,585,392 expires in the year 2010 and $9,370,230 expire in the year 2011. To the extent that the Fund realizes future net capital gains, those gains will be offset by any unused capital loss carryforwards. The Balanced Fund and Equity Fund utilized $1,970,122 and $5,173,829, respectively, of its capital loss carryforwards during the year ended July 31, 2007.

The tax character of distributions paid during the fiscal years ended July 31, 2007 and 2006 were as follows:

                                      BALANCED FUND                EQUITY FUND
                               --------------------------- ---------------------------
                                YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
                               JULY 31, 2007 JULY 31, 2006 JULY 31, 2007 JULY 31, 2006
Ordinary income...............   $612,601       $89,058      $335,455       $55,690
Long-term capital gains.......         --            --            --            --

 GREEN CENTURY BALANCED FUND
 GREEN CENTURY EQUITY FUND
 NOTES TO FINANCIAL STATEMENTS                                         concluded


For the year ended July 31, 2007, the Balanced and Equity Fund had 65% and 100%, respectively, of dividends paid from net investment income qualified for the 70% dividends received deduction available to corporate shareholders.

For the year ended July 31, 2007, the Balanced and Equity Fund had 74% and 100%, respectively, of dividends paid from net investment income, designated as qualified dividend income.

NOTE 5 -- Capital Share Transactions
Capital Share transactions for the Balanced Fund and the Equity Fund were as follows:

                                 BALANCED FUND                EQUITY FUND
                          --------------------------  --------------------------
                             FOR THE       FOR THE       FOR THE       FOR THE
                           YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
                          JULY 31, 2007 JULY 31, 2006 JULY 31, 2007 JULY 31, 2006
Shares sold..............    278,696        370,109      430,260       127,473
Reinvestment of dividends     32,817          5,172       14,371         2,690
Shares redeemed..........   (485,913)    (1,071,772)    (235,379)     (253,007)
                            --------     ----------     --------      --------
                            (174,400)      (696,491)     209,252      (122,844)
                            ========     ==========     ========      ========

NOTE 6 -- New Accounting Pronouncements
In June 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes an Interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. Based on the Funds' fiscal year and pursuant to guidance issued by the U. S. Securities and Exchange Commission, the Funds will implement the Interpretation no later than January 31, 2008. The Interpretation is not expected to have a material effect on the Funds' financial statements. However, as analysis is ongoing, the conclusions regarding the Interpretation may be subject to review and adjustment.

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, "Fair Value Measurements." The Statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles ("GAAP"), and expands disclosures about fair value measurements. The Statement establishes a fair value hierarchy that distinguishes between (1) market participant assumptions developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) the reporting entity's own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs). The Statement is effective for financial statements issued for fiscal years beginning after November 15, 2007, and is to be applied prospectively as of the beginning of the fiscal year in which this Statement is initially applied. Management is evaluating the application of the Statement to the Funds, and is not in a position at this time to evaluate the significance of its impact, if any, on the Funds' financial statements.

 REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


 LOGO

The Board of Trustees and Shareholders
Green Century Funds:

We have audited the accompanying statements of assets and liabilities of the Green Century Balanced Fund and the Green Century Equity Fund (collectively the "Funds"), each a series of Green Century Funds, as of July 31, 2007, and the related statements of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned by the Funds as of July 31, 2007, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned Funds as of July 31, 2007, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

                                           LOGO

Boston, Massachusetts
September 20, 2007

 RESULTS OF THE SPECIAL MEETING OF SHAREHOLDERS (UNAUDITED)

A special meeting of shareholders of the Green Century Equity Fund was held on November 6, 2006 to consider the proposals below. Each proposal was approved. Shareholders of record as of September 8, 2006 were entitled to vote. The results of the vote at the meeting were as follows:

1. To approve an Investment Advisory Agreement with Green Century Capital Management, Inc.

                       AFFIRMATIVE AGAINST ABSTAIN  TOTAL
                       ----------- ------- ------- -------
                         844,266    5,019  55,303  904,588
                            93.3%     0.6%    6.1%   100.0%

2. To approve an Investment Subadvisory Agreement with Mellon Equity Associates, LLP

                       AFFIRMATIVE AGAINST ABSTAIN  TOTAL
                       ----------- ------- ------- -------
                         841,125    6,801  56,662  904,588
                            93.0%     0.8%    6.3%   100.0%

 GREEN CENTURY FUNDS TRUSTEES AND OFFICERS


The following table presents information about each Trustee and each Officer of the Trust as of July 31, 2007. Each Trustee and each Officer of the Trust noted as an "interested person" (as defined in the 1940 Act), and noted with an asterisk, is interested by virtue of his or her position with Green Century as described below, with the exception of Mr. Comerford. Mr. Comerford is an "interested person" by virtue of his employment with Nomura Securities International, which may provide brokerage services to Mellon Equity Associates, LLP, the subadviser to the Equity Fund. The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is elected or until he or she retires, resigns, dies, or is removed from office.

The Trust's Registration Statement includes additional information about the Trustees and is available, without charge, upon request by calling the following toll-free number: 1-800-93-GREEN.

                      POSITION(S) HELD                                                            NUMBER OF
                       WITH THE TRUST                                                             PORTFOLIOS
                       AND LENGTH OF                PRINCIPAL OCCUPATION(S) DURING                 OVERSEEN
NAME, ADDRESS AND AGE   TIME SERVED            PAST 5 YEARS AND OTHER DIRECTORSHIPS HELD          BY TRUSTEE
------------------------------------------------------------------------------------------------------------
Independent Trustees:
David J. Fine          Trustee since   Proprietor, Law Offices of David J. Fine (since 2001)          2
3 Center Plaza             1991
Suite 400
Boston, MA 02108
Age: 59

Douglas M. Husid        Chairperson    Director, Goulston & Storrs, P.C. (since 1991)                 2
400 Atlantic Avenue     since 2005,
Boston, MA 02110       Trustee since
Age: 55                    1991

Stephen J. Morgan      Trustee since   Vice President, Clean Energy Solutions, Inc. (since 2007);     2
114 State Street           1991        Vice President, AMERESCO, Inc. (2000-2007)
Suite 200
Boston, MA 02109
Age: 59

C. William Ryan        Trustee since   Owner/Director, Moving Tiger (since 2006);                     2
114 State Street           1991        Independent Tai Chi Instructor (2005-2006);
Suite 200                              Owner/Director, Brookline Tai Chi (1992-2005)
Boston, MA 02109
Age: 52

James H. Starr         Trustee since   Attorney, Starr and Associates, PC (since 1982); County        2
114 State Street           1991        Commissioner, Gunnison County, CO (since 1999)
Suite 200
Boston, MA 02109
Age: 59

                      POSITION(S) HELD                                                                NUMBER OF
                       WITH THE TRUST                                                                 PORTFOLIOS
                       AND LENGTH OF                  PRINCIPAL OCCUPATION(S) DURING                   OVERSEEN
NAME, ADDRESS AND AGE   TIME SERVED              PAST 5 YEARS AND OTHER DIRECTORSHIPS HELD            BY TRUSTEE
----------------------------------------------------------------------------------------------------------------
Interested Trustees:
John Comerford*        Trustee since   Managing Director and Head of Quantitative Trading                 2
114 State Street           2005        Research, Nomura Securities International (since 2003); Vice
Suite 200                              President and Head of Quantitative Trading Research,
Boston, MA 02109                       Schwab Capital Markets (2003); Self-employed (2002-2003)
Age: 38

Douglas H. Phelps*     Trustee since   President (1996 to 2003) and Director (since 1996), Green          2
1550 Larimer St. #216      1997        Century Capital Management, Inc.; Chairman, Fund for
Denver, CO 80202                       Public Interest Research (since 1982); President, Telefund,
Age: 60                                Inc. (since 1988); President, Grassroots Campaigns, Inc.
                                       (Since 2003)

Wendy Wendlandt*       Trustee since   President (since 2006) and Director (since 2006), Green            2
114 State Street           1991        Century Capital Management, Inc; Senior Staff, Fund for
Suite 200                              Public Interest Research, Center for Public Interest Research
Boston, MA 02109                       (since 1989)
Age: 45

Officers:
Kristina A. Curtis*      President     Senior Vice President of Finance and Operations                   Not
114 State Street        since 2005     (since 2002), Treasurer and Director (since 1991), Senior Vice applicable
Suite 200                              President (since 1991), Green Century Capital Management,
Boston, MA 02109                       Inc.
Age: 54

Amy Puffer*                Chief       Chief Compliance Officer, Green Century Capital                   Not
114 State Street        Compliance     Management, Inc. (since 2004); Senior Specialist, PFPC Inc.    applicable
Suite 200                 Officer      (2003-2004); Assistant Vice President, CDCIXIS Asset
Boston, MA 02109        since 2004;    Management Services, Inc. (1996-2003)
Age: 48                Secretary and
                         Assistant
                         Treasurer
                        since 2006

Bernadette Buck*         Treasurer     Senior Finance and Operations Manager, Green Century              Not
114 State Street        since 2006     Capital Management, Inc. (since 2005); State Program           applicable
Suite 200                              Director, SmartPower, Inc. (2003-2005); Teacher, Princeton
Boston, MA 02109                       Review (2003-2005); Energy Policy Intern, Office of U.S.
Age: 37                                Senator John Kerry (2002)

                                                                  Annual Report



INVESTMENT ADVISER AND ADMINISTRATOR
Green Century Capital Management, Inc.
114 State Street
Boston, MA 02109
1-800-93-GREEN
www.greencentury.com
e-mail: info@greencentury.com

INVESTMENT SUBADVISER (Balanced Fund)
Trillium Asset Management Corporation
711 Atlantic Avenue
Boston, MA 02111

INVESTMENT SUBADVISER (Equity Fund)
Mellon Equity Associates, LLP
500 Grant Street Suite 4200
Pittsburgh PA 15258

COUNSEL TO INDEPENDENT TRUSTEES OF THE FUNDS
Debevoise & Plimpton
555 13th Street, N.W.
Washington, DC 20004

SUBADMINISTRATOR and DISTRIBUTOR
UMB Fund Services, Inc. (Subadministrator)
UMB Distribution Services, LLC (Distributor)
803 West Michigan Street, Suite A
Milwaukee, WI 53233

CUSTODIAN
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

TRANSFER AGENT
Unified Fund Services, Inc.
431 North Pennsylvania Street
Indianapolis, IN 46204-1806

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
KPMG LLP
99 High Street
Boston, MA 02110
      [LOGO] GREEN CENTURY FUNDS
                                                                  July 31, 2007

                                                                  Balanced Fund

--------------------------------------------------------------------------------

                                                                         Equity
                                                                           Fund
[LOGO] GREEN CENTURY FUNDS
    An investment for your future.

Printed on recycled paper with soy-based ink.

Item 2. Code of Ethics

   (a) The registrant has adopted a Code of Ethics applicable to the registrant's principal executive officer, principal financial officer and principal accounting officer or controller.

   (b) During the period covered by this report, there were no amendments to the provisions of the Code of Ethics referred to in Item 2(a) above.

   (c) During the period covered by this report, there were no implicit or explicit waivers to the provisions of the Code of Ethics referred to in
       Item 2(a) above.

   (d) Not applicable.

   (e) A copy of the registrant's Code of Ethics referred to in Item 2(a) above is filed as Exhibit 12(a)(1) to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Board of Trustees of the registrant has determined that Stephen J. Morgan, a member of the Board's audit committee, qualifies as an "audit committee financial expert" as that term is defined in the instructions to Item 3 of Form N-CSR. Mr. Morgan is "independent" as that term is defined in the instructions to Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

   (a) Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are as follows.
          For the fiscal year ended 7/31/07: $27,000.00
          For the fiscal year ended 7/31/06: $25,000.00

   (b) Audit-Related Fees. No fees were billed in either of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph
       (a) of this item.

   (c) Tax Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning are as follows. The services comprising the fees disclosed under this category are tax compliance monitoring and tax filing preparation.
          For the fiscal year ended 7/31/07: $8,700.00
          For the fiscal year ended 7/31/06: $8,700.00

    (d) All Other Fees. No fees were billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs
           (a) through (c) of this item.

    (e)(1) The Charter of the Audit Committee of the Board requires that the Committee approve (a) all audit and permissible non-audit services to be provided to the Funds and (b) all permissible non-audit services to be provided by the Funds' independent auditors to the Funds' investment adviser or administrator or any entity controlling, controlled by, or under common control with the investment adviser or administrator that provides ongoing services to the Funds, if the engagement relates directly to the operations and financial reporting of the Funds. The Audit Committee has the duty to consider whether the non-audit services provided by the Funds' auditor to the Funds' investment adviser, administrator, or any adviser affiliate that provides ongoing services to the Funds, which services were not pre-approved by the Audit Committee, are compatible with maintaining the auditor's independence and to review and approve the fees proposed to be charged to the Funds by the auditors for each audit and non-audit service.

    (e)(2) One hundred percent of the services described in each of paragraphs
           (b) through (d) of this Item were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

    (f)    Not applicable.

    (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant were the tax compliance, tax advice and tax planning fees listed in paragraph (c) of this Item and are as follows. No non-audit fees were billed by the registrant's accountant for services rendered to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.
               For the fiscal year ended 7/31/07: $8,700.00
               For the fiscal year ended 7/31/06: $8,700.00

    (h)    Not applicable.


Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Trustees.

Item 11.Controls and Procedures

(a) Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, the "Disclosure Controls") as of a date within 90 days of the filing date (the "Filing Date") of this Form N-CSR (the "Report"), the registrant's principal executive officer and principal financial officer have concluded that the Disclosure Controls are effectively designed to ensure that information that is required to be disclosed by the registrant in the Report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the registrant's management, including the registrant's principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosures.

(b) There were no changes in the registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.Exhibits

(a)(1) Code of Ethics: incorporated by reference to the Registrant's Form N-CSR filed on October 7, 2004.

   (2) Certifications for each principal executive and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, (17 CFR 270.30a-2(a)) are filed herewith.

(b) Certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, (17 CFR 270.30a-2(b)) are filed herewith.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Green Century Funds

/s/ Kristina A. Curtis
--------------------------
Kristina A. Curtis
President
October 10, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


/s/ Kristina A. Curtis
-----------------------------------------
Kristina A. Curtis
President and Principal Executive Officer
October 10, 2007

/s/ Bernadette L. Buck
-----------------------------------------
Bernadette L. Buck
Treasurer and Principal Financial Officer
October 10, 2007